UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Entergy Corporation
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Entergy

Building The Premier Utility

Notice of 2020 Annual Meeting of Shareholders and Proxy Statement

LOW RATES
INNOVATION
CUSTOMERS
RELIABILITY
POSITIVE EXPERIENCE
SAFETY
BELONGING
EMPLOYEES
OWNERSHIP
CONTINUOUS LEARNING
ECONOMIC DEVELOPMENT
PARTNERSHIP
COMMUNITIES
VOLUNTEERISM
ENVIRONMENTAL STEWARDSHIP
STEADY
PREDICTABLE
OWNERS
DIVIDEND GROWTH
EARNINGS GROWTH

We exist to grow a world-class energy business that creates *sustainable* value for our four stakeholders.

Entergy® | WE POWER LIFE®

Letter from our Chairman and CEO
March 27, 2020

Fellow Shareholders:

I am pleased to invite you to the Entergy Corporation 2020 Annual Meeting of Shareholders in New Orleans. Each year, we conduct our Annual Meeting in a location in our service territory as another way to celebrate the communities we have the privilege of serving and to engage with our shareholders and other stakeholders. The attached Notice of Annual Meeting of Shareholders and Proxy Statement will serve as your guide to the business to be conducted at the meeting.

In our 2019 letter to shareholders, which is included in the Integrated and Annual Reports, we lay out our aspiration to be the premier utility and our strategic priorities for how we plan to accomplish this bold aspiration. I believe the foundation is in place: we have a strong sense of purpose, a clear strategy, a dedication to sustainability and a desire always to be better in a rapidly changing world. Our strategic priorities of identifying customer-focused investment opportunities, investing in our people and culture and working to maximize prospective growth through continuous improvement and innovation will pave the way for us to become the premier utility. I hope you will find the letter to be insightful and informative.
At the meeting, I plan to share some of our 2019 highlights in addition to conducting the official business of the meeting. I look forward to discussing 2019 results and the opportunities we see in front of us today, as we continue to execute on our business strategy with decisions and investments to serve all of our stakeholders well into the future.
I would like to personally thank you for your continued support of Entergy as we invest together in the future. I look forward to seeing you at our Annual Meeting. Your vote is important; even if you do not plan to attend the meeting in person, we hope your vote will be represented. Thank you for your continued support of Entergy and your engagement with us on this journey. We are excited about our future.
Sincerely,

Leo P. Denault
Chairman of the Board and Chief Executive Officer

Message from Our Lead Director
March 27, 2020

Dear Fellow Shareholders:

Each year, the Proxy Statement gives the Board an opportunity to provide shareholders with an update on Entergy’s corporate governance. As Entergy’s independent Lead Director, I would like to take the opportunity to share my perspective on the Entergy Board, on the robustness and efficacy of our governance structures and processes, and on the Board’s role in helping the Company drive long-term shareholder value.

•
The Entergy Board: Our Board is comprised entirely of independent directors and our CEO. The Board is an experienced group of leaders attentive to the value of diversity in thought, experience and perspective. We are continuously focused on ensuring that Entergy has an optimal Board structure and composition. Each time we evaluate our leadership structure, add a new director, or change the composition of our Board committees, we do so in a thoughtful manner to ensure that the right skills, experiences, and perspectives are brought to our meetings and discussions.

•
Independent Board Leadership: As Entergy’s independent Lead Director, I am responsible for helping to ensure that the Board exercises prudent judgment, functioning independently from Company management. To that end, I perform a variety of duties described in this Proxy Statement, including presiding over executive sessions of the independent directors at every Board meeting, without management present. I’m also consulted and advise on all Board meeting schedules, agendas and materials. I have the authority to call meetings of the independent directors and am available for discussion with our shareholders.

•
Strategic Oversight: Our Board rigorously oversees the Company’s strategy, monitors the execution of strategy by Entergy’s management and ensures that the Company’s corporate culture aligns with its long-term strategy. Our Board takes these duties very seriously. Our strategic oversight role includes evaluating a changing landscape, challenging current assumptions, balancing short and long-term strategic planning, and helping to ensure the Company is continuously transforming for the future.

Our Board continues to be focused on strategy and best-in-class governance. We believe this is the best way to drive success and create value for shareholders. We value our shareholders’ views and believe that regular, transparent communication is an essential component of Entergy’s success.
We hope you will find the Proxy Statement informative and look forward to seeing you at the meeting. Thank you for your investment in and support of Entergy.
Sincerely,

Stuart L. Levenick
Lead Director

Entergy Corporation 639 Loyola Avenue New Orleans, LA 70113
Notice of Annual Meeting of Shareholders
WHEN Friday, May 8, 2020 10:00 a.m. Central Time WHERE The Hyatt Regency Hotel 601 Loyola Avenue New Orleans, Louisiana 70113 RECORD DATE March 9, 2020	ITEMS OF BUSINESS
To vote on the following proposals:

	1.	Election of 10 directors proposed by our Board of Directors for a term of one year as named in the attached Proxy Statement.

	2.	Ratification of the appointment of Deloitte & Touche LLP as Independent Registered Public Accountants for 2020.

	3.	An advisory vote to approve the compensation paid to our Named Executive Officers.

	4.	Such other business as may properly come before the meeting.
By Order of the Board of Directors

Marcus V. Brown
Executive Vice President and General Counsel
March 27, 2020
We intend to hold our annual meeting in person. However, we are actively monitoring the novel coronavirus (COVID-19) outbreak; we are sensitive to the public health and travel concerns our shareholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold our annual meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. Please monitor our website at https://www.entergy.com/investor_relations/annual_publications.aspx for updated information. If you are planning to attend our meeting, please check the website regularly prior to the meeting date. As always, we encourage you to vote your shares prior to the annual meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 8, 2020: Our 2020 proxy statement and 2019 Annual Report to shareholders are available at https://www.entergy.com/investor_relations/annual_publications.aspx. Entergy Corporation uses the Securities and Exchange Commission rule permitting companies to furnish proxy materials to their shareholders on the Internet. In accordance with this rule, on or about March 27, 2020, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be provided to stockholders, which includes instructions on how to access our 2020 Proxy Statement and 2019 Annual Report online, and how to vote online for the 2020 Annual Meeting of Shareholders. If you received the Notice and would like to receive a printed copy of our proxy materials, please follow the instructions for requesting such materials included in the Notice.

2020 Proxy Statement	• i

PROXY SUMMARY
This summary highlights information generally contained elsewhere in this Proxy Statement. This summary does not contain all the information that you should consider, and you should read the entire Proxy Statement before voting your shares. For more complete information regarding the Company’s 2019 performance, please review our Annual Report on Form 10-K for the year ended December 31, 2019. In this Proxy Statement, we refer to Entergy Corporation as “Entergy,” the “Company,” “we” or “us.”
2020 Annual Meeting Information
•	Date and Time	10:00 a.m. Central Time, Friday, May 8, 2020
•	Location	The Hyatt Regency Hotel, 601 Loyola Avenue, New Orleans, Louisiana 70113
•	Record Date	March 9, 2020
For additional information about the 2020 Annual Meeting of Shareholders, including any adjournment or postponement of the meeting and voting (the “Annual Meeting”), see Frequently Asked Questions Regarding Meeting Attendance and Voting beginning on page 75.
Summary of Matters to be Voted on at The Annual Meeting
The following table summarizes the items that will be brought for a vote of our shareholders at the Annual Meeting, along with the voting recommendations of our Board of Directors (the “Board”):
Voting Matters		See Page	Board’s Recommendation
Proposal 1	Election of Directors	9	FOR each nominee
Proposal 2	Ratification of Independent Registered Public Accountants	32	FOR
Proposal 3	Advisory Vote to Approve Named Executive Officer Compensation	35	FOR
You may vote in the following ways:
Use the Internet at www.proxyvote.com
Call 1-800-690-6903 if in the United States and Canada
Scan the QR Code on your proxy card, notice or voting instruction form.
Mail your signed and dated proxy card or voting instruction form
Attend the Annual Meeting in person
For telephone and Internet voting, you will need the 16-digit control number included on your notice, on your proxy card or in the voting instruction form that accompanied your proxy materials. Internet and telephone voting is available through 11:59 p.m. Eastern Time on Wednesday, May 6, 2020 for shares held in Entergy’s qualified employee savings plans (the “Savings Plans”) and through 11:59 p.m. Eastern Time on Thursday, May 7, 2020 for all other shares.
2020 Proxy Statement	• 1

PROXY SUMMARY
Our Business
We are an integrated energy company engaged primarily in electric power production and retail distribution operations. Entergy owns and operates power plants with approximately 30,000 megawatts of electric generating capacity, including nearly 9,000 megawatts of nuclear power. Entergy delivers electricity to 2.9 million utility customers in Arkansas, Louisiana, Mississippi and Texas. Entergy has annual revenues of $11 billion and approximately 13,600 employees.
Business Highlights
In 2019, we reported earnings of $1,241 million, or $6.30 per share, compared with earnings of $849 million, or $4.63 per share, in 2018, based on generally accepted accounting principles (GAAP). On an adjusted basis, 2019 earnings were $1,064 million, or $5.40 per share, compared with adjusted earnings of $970 million, or $5.29 per share, in 2018. We also raised our dividend for the fifth consecutive year. Our total shareholder return for 2019 was 44.3 percent, which ranked second out of the 20 companies in the Philadelphia Utility Index, well within our first quartile goal. Our 2019 results were the outcome of exceptional performance and have positioned us well to achieve our financial objectives in the coming years.

See Appendix A for a reconciliation of non-GAAP financial measures.
We also were recognized as a leader in sustainability. In 2019, Entergy was again named to the Dow Jones Sustainability North America Index, which measures performance in economic, environmental and social dimensions against industry peers around the globe. We earned perfect scores in the areas of materiality, policy influence, climate strategy, water-related risks and corporate citizenship and philanthropy. Entergy is the only U.S. company in the electric
2 •	2020 Proxy Statement

PROXY SUMMARY
utility sector to be included in the index for 18 consecutive years. We also were recognized as a member of The Civic 50, representing the top 50 community-minded companies in the U.S. for the fourth consecutive year, and were included as an inaugural member of the U.S. Chamber of Commerce Foundation Corporate Citizenship Center’s Corporate Citizenship Hall of Fame. For information on these and many other recognitions of our sustainability efforts, see our 2019 Integrated Report at integratedreport.entergy.com.
Corporate Governance Highlights
Corporate Governance Highlights	Board of Directors Highlights

✔ Annual election of directors
✔ Majority voting for directors
✔ Proxy Access
✔ No poison pill; Board policy requires shareholder
   approval for adoption
✔ Disclosure of corporate political contributions and
   oversight of lobbying and political activity
✔ Non-executive directors limited to 4 and executive
   directors limited to 2 other public-company boards
   on which they may serve
✔ No supermajority voting provisions
✔ All committee members are independent
✔ Regular executive sessions of independent directors
✔ Responsive, active and ongoing shareholder
   engagement
✔ Robust share ownership requirements for executive
   officers and directors
✔ Prohibit short selling, hedging, pledging and margin
   transactions involving Entergy securities

✔ 9 out of 10 directors are independent, except the
   Chairman
✔ Strong Independent Lead Director with explicit duties
   and responsibilities
✔ Robust Board refreshment with 5 new directors
   since 2015
✔ Diverse and highly skilled Board that provides a
   range of viewpoints
✔ Mandatory director retirement at 74
✔ Resignation policy for directors who do not receive
   majority vote
✔ Annual Board and committee self-assessments and
   individual director peer assessments
✔ Director orientation and continuing education programs
✔ Oversight of key enterprise risks
✔ Annual off-site Board meeting focused on Company
   strategy

Shareholder Engagement
Each year we conduct a vigorous shareholder outreach program to share our approach to corporate governance and obtain your insights and feedback on matters of mutual interest. During 2019, we contacted shareholders owning approximately 57% of our outstanding shares of common stock, resulting in substantive engagements with the holders of approximately 36% of our outstanding shares. In these engagements, we discussed, among other matters, Company performance, executive compensation, corporate governance practices and sustainability and environmental strategy, performance and reporting, including the Climate Report we released in 2019, and corporate social responsibility. The perspectives provided by our shareholders informed our decision making and helped to guide our actions in continuing to enhance our environmental, social and governance disclosures and our disclosures related to our Board of Directors. Shareholders may communicate with our Board as discussed on page 28 of this proxy statement.
2020 Proxy Statement	• 3

PROXY SUMMARY
Board Composition
Our 10 Directors exhibit an effective mix of skills, experience, diversity and perspectives. Key characteristics of our Board are:

4 •	2020 Proxy Statement

PROXY SUMMARY
Director Nominees
You are being asked to vote on the election of these 10 director nominees, each of whom is currently serving on the Board. The following table provides summary information about each of our director nominees as well as their committee memberships as of the date of this proxy statement. The table below also discloses the Board’s determination as to the independence of each nominee under the listing standards of the New York Stock Exchange (“NYSE”), relevant rules of the Securities and Exchange Commission (the “SEC”) and the standards for director independence provided in our Corporate Governance Guidelines. Each director is elected annually. Additional information about each director’s background and experience can be found beginning on page 9.
Name	Age	Director Since	Primary Occupation	Independent	Committee Memberships
John R. Burbank	56	2018	Former President, Corporate Development and Strategy, Nielsen Holdings plc	Yes	• Finance • Personnel
Patrick J. Condon	71	2015	Retired Audit Partner, Deloitte & Touche LLP	Yes	• Audit (Chair) • Nuclear
Leo P. Denault (Chairman)	60	2013	Chairman of the Board and Chief Executive Officer, Entergy Corporation	No	• Executive (Chair)
Kirkland H. Donald	66	2013	Former President and Chief Executive Officer, Systems Planning and Analysis, Inc.	Yes	• Finance • Nuclear (Chair)
Philip L. Frederickson	63	2015	Former Executive Vice President, ConocoPhillips	Yes	• Audit • Executive • Finance (Chair)
Alexis M. Herman	72	2003	Chair and Chief Executive Officer, New Ventures, LLC	Yes	• Corporate Governance • Personnel
M. Elise Hyland	60	2019	Former Senior Vice President, EQT Corporation and Senior Vice President and Chief Operating Officer, EQT Midstream Services, LLC	Yes	• Audit • Finance
Stuart L. Levenick (Lead Director)	67	2005	Former Group President and Executive Office Member, Caterpillar Inc.	Yes	• Corporate Governance • Executive • Nuclear
Blanche L. Lincoln	59	2011	Founder and Principal, Lincoln Policy Group	Yes	• Corporate Governance (Chair) • Personnel
Karen A. Puckett	59	2015	Former President and Chief Executive Officer, Harte Hanks, Inc.	Yes	• Audit • Personnel (Chair)
2020 Proxy Statement	• 5

PROXY SUMMARY
Executive Compensation Highlights
Following is a summary of key features of our executive compensation programs and policies and pay outcomes for 2019. For additional information, see the Compensation, Discussion and Analysis beginning on page 36.
Executive Compensation Best Practices
What We Do
✔	Executive compensation programs are highly correlated to performance and focused on long-term value creation
✔	Double trigger for cash severance payments and equity acceleration in the event of a change in control
✔	Clawback policy
✔	Maximum payout capped at 200% of target under our Annual Incentive Plan and Long-Term Performance Unit Program for members of the Office of the Chief Executive
✔	Minimum vesting periods for equity based awards
✔	Rigorous goal setting aligned with externally disclosed annual and multi-year financial targets
✔	Long-term compensation mix weighted more toward performance units than service-based equity awards
✔	All long-term incentive compensation settled in shares of Entergy stock
✔	Rigorous stock ownership requirements
✔	Annual Say-on-Pay vote
What We Don’t Do
×	No 280G tax “gross up” payments in the event of a change in control
×	No tax “gross up” payments on any executive perquisites, other than relocation benefits
×	No option repricing or cash buy-outs for underwater options without shareholder approval
×	No agreements providing for severance payments to executive officers that exceed 2.99 times annual base salary and annual incentive awards without shareholder approval
×	No unusual or excessive perquisites
×	No hedging or pledging of Entergy stock
×	No fixed-term employment agreements
×	No new officer participation in the System Executive Retirement Plan
×	No grants of supplemental service credit to newly-hired officers under any of the Company’s non-qualified retirement plans
6 •	2020 Proxy Statement

PROXY SUMMARY
2019 Executive Compensation Elements
The following table summarizes the elements of total direct compensation (“TDC”) granted or paid to our executive officers:
	Salary	Annual Incentive	Long-Term Performance Units	Stock Options and Restricted Stock
Who Receives	All Named Executive Officers
When Granted	Reviewed Annually	Annually Every January
Form of Delivery	Cash		Equity
Type of Performance	Short-Term		Long-Term
Performance Period	Annual	1 Year	3 Years	3 Year Vesting
How Payout Determined	Personnel Committee Judgment, Market Data Individual Performance	Formulaic (Entergy Tax Adjusted Earnings per Share and Entergy Adjusted Operating Cash Flow) Individual Performance and Personnel Committee Judgment	Formulaic (Relative Total Shareholder Return and Utility Earnings Growth)	Individual Performance, Market Data and Personnel Committee Judgment
“At Risk” Compensation
Entergy’s executive compensation programs are based on a philosophy of pay for performance that is embodied in the design of our annual and long-term incentive plans. We target TDC for our executive officers at market median and place a substantial portion of that compensation “at risk,” subject to achieving both short-term and long-term performance goals.
•
For 2019, 87% of our Chief Executive Officer’s target TDC was variable, including 70% in long-term incentives and 17% in annual incentives and on average, approximately 76% of our other NEOs’ target TDC was variable, including an average of 59% in long-term incentives and 17% in annual incentives (excluding non-qualified supplemental retirement income, nuclear retention plan payments and compensation reported as “all other compensation” in the 2019 Summary Compensation Table).

•	Only the base salary portion of annual target TDC is fixed.
FY 2019 CEO Compensation Mix

2020 Proxy Statement	• 7

PROXY SUMMARY
2019 Incentive Compensation Outcomes
•
Annual Incentive Awards are tied to our financial and operational performance through the Entergy Achievement Multiplier (“EAM”), which is the performance metric used to determine the maximum funding available for awards under the plan. The 2019 EAM was determined based on ETR Tax Adjusted EPS and ETR Adjusted OCF each weighted equally. ETR Tax Adjusted EPS exceeded the ETR Tax Adjusted EPS target of $5.30 per share by $1.23, but management fell short of achieving its ETR Adjusted OCF target of $3.1 billion by approximately $134 million, leading to a calculated EAM of 139%. After consideration of individual performance, the average payout for the Named Executive Officers was 136% of target.

•
Long-Term Performance Units for the three-year period ending in 2019 were measured by assessing Entergy’s total shareholder return in relation to the total shareholder return of the companies in the Philadelphia Utility Index. For the 2017 – 2019 long-term performance period, Entergy’s total shareholder return was in the top quartile, resulting in a payout for each participant of 200% of the target number of shares plus shares representing dividends accrued during the performance period.

8 •	2020 Proxy Statement

BOARD OF DIRECTORS
Proposal 1 – Election of Directors
Ten members of our Board are standing for re-election to hold office until the next Annual Meeting of Shareholders. A majority of the votes cast is required for the election of each nominee. A majority of the votes cast means that the number of votes cast “For” a Director nominee must exceed the number of votes cast “Against” that nominee. Our Corporate Governance Guidelines require a director to tender his or her resignation in the event that he or she does not receive a majority of the votes cast “For” his or her election at the Annual Meeting. In that instance, the Corporate Governance Committee would then consider whether to accept or reject any such resignation. Proxies cannot be voted for a greater number of directors than the 10 nominees identified in this Proxy Statement. If you sign and properly submit your proxy card, but do not give instructions with respect to voting for directors, your shares will be voted for the 10 persons recommended by the Board of Directors.
We expect each nominee for election as a Director to be able to serve if elected. If any nominee is not able to serve, the persons appointed by the Board of Directors and named as proxies in the proxy materials or, if applicable, their substitutes may vote their proxies for substitute nominees, unless the Board chooses to reduce the number of Directors serving on the Board.
Our 2020 Director Nominees
The following chart illustrates the diversity of skills and experiences that our Board members, each of whom is standing for re-election, bring to their service and the alignment of those skillsets with our needs:
Summary of Director Qualifications	Burbank	Condon	Denault	Donald	Frederickson	Herman	Hyland	Levenick	Lincoln	Puckett

Technology and Transformation
Our industry is undergoing transformational change as a result of advances in technology and changing customer expectations about the products and services they want and need to power their lives. This creates opportunities for companies whose leadership is able to understand those changes and what they mean for their customers and other stakeholders. Directors with experience managing consumer-facing businesses and operations that have been impacted by transformational change can provide the Board with critical insights and perspective on these issues and challenges.
•	•		•		•	•	•		•

Executive Experience
Directors who hold or have held significant executive or leadership positions within large organizations provide the Company with unique insights. These individuals generally possess extraordinary leadership qualities as well as the ability to identify and develop those qualities in others. Their experiences developing talent and solving problems in large, complex organizations prepare them well for the responsibilities of Board service.
•		•	•	•	•	•	•		•

Finance and Accounting
Accurate financial reporting and robust auditing are critical to our success. We seek to have at least one director who qualifies as an audit committee financial expert, and we expect all of our directors to be literate in finance and financial reporting processes.
	•	•		•		•	•	•	•

Government/Legal/Public Policy
Our businesses are heavily regulated and are directly affected by governmental actions. As such, we seek to have directors with experience in government, law and public policy to provide insight and understanding of effective strategies in these areas.
					•			•

Operations
As a capital – intensive company, we seek to have directors with deep experience in a significant operations role with a large business to develop, implement and assess our capital plan and our business strategy.
				•		•	•		•

Regulated Utility/Nuclear
Due to the complexity of our business, we believe it is important to have directors with experience in the utility industry or in nuclear power operations to enable the Board to provide effective oversight of our operations.
	•	•	•						•

Risk Management
Managing risk in a rapidly changing environment is critical to our success. Directors should have a sound understanding of the most significant risks facing the Company and the experience and leadership to provide effective oversight of risk management processes.
•	•	•	•	•	•	•	•		•

Other Public Boards
Directors who have served on other public company boards are able to draw on lessons learned on their other boards, as they seek to develop and implement best practices for the Company.
	•		•	•	•	•	•	•	•
2020 Proxy Statement	• 9

BOARD OF DIRECTORS
The following pages provide additional information concerning each of the nominees for director, including each nominee’s age as of March 27, 2020, period served as a director, position (if any) with the Company, business experience and qualifications, directorships of other publicly-owned corporations (if any) and other professional affiliations. Each Director’s information also provides a high level summary of the specific experience, qualifications and attributes of such nominee that caused our Corporate Governance Committee and Board to determine that the person should serve as a director. The Board also believes that all of the nominees have personal traits such as candor, integrity, commitment, and collegiality that are essential to an effective board of directors. Each of our director nominees is committed to working with, and participating in, their communities and the communities we serve. The Board has determined that all Director nominees (other than Mr. Denault) are independent of the Company and management and meet Entergy’s criteria for independence (see “Director Independence” below). The non-employee director nominees collectively also satisfy the Corporate Governance Committee’s goal of geographic diversity, with the 10 nominees residing in eight states, including nominees with strong ties to the states of Arkansas, Louisiana and Texas where we have significant operations.
John R. Burbank Groton, Connecticut Age 56 Director Since 2018 Entergy Board Committees • Finance • Personnel
Professional Experience
• Former President, Corporate Development and Strategy, Nielsen Holdings plc
   (a global information, data and measurement company) – 2017-2019
• Former President, Strategic Initiatives, Nielsen Holdings plc – 2011-2017
• Director, Change Labs, LTD
• Trustee, March of Dimes

Skills and Attributes
Mr. Burbank brings to the Board his extensive management experience in consumer-facing businesses that have been disrupted by technological change. Accordingly, he brings valuable insights and perspective on the potential impact of technological change on our industry and our company. Mr. Burbank also brings the benefit of his extensive senior management experience leading strategic investments and corporate development and strategy at Nielsen Holdings plc.

Patrick J. Condon Frankfort, Illinois Age 71 Director Since 2015 Entergy Board Committees • Audit (Chair) • Nuclear
Professional Experience
• Retired Audit Partner of Deloitte & Touche LLP (international public accounting firm) – 2002-2011
• Former Audit Partner of Arthur Andersen LLP (international public accounting firm)
• Former Director, Cloud Peak Energy, Inc. and Roundy’s, Inc.

Skills and Attributes
As a retired audit partner of a “Big Four” accounting firm, Mr. Condon brings his many years of experience in auditing and accounting to the Board. As leader of Arthur Andersen’s utility group, Mr. Condon acquired in-depth knowledge of the utility industry. The Board also benefits from his regional and national leadership experience gained at Deloitte & Touche LLP and his current and prior service to community and charitable organizations and on other public company boards.

10 •	2020 Proxy Statement

BOARD OF DIRECTORS
Leo P. Denault New Orleans, Louisiana Age 60 Director Since 2013 Entergy Board Committees • Executive (Chair)
Professional Experience
• Chairman of the Board of Directors of Entergy Corporation since February 2013
• Chief Executive Officer of Entergy Corporation and Entergy Services, LLC since
   February 2013
• Executive Vice President and Chief Financial Officer of Entergy Corporation –
   2004-2013
• Director, Edison Electric Institute, Institute of Nuclear Power Operations and
   Atlanta Center Regional Governing Board of the World Association
   of Nuclear Operators

Skills and Attributes
As our Chairman and Chief Executive Officer and former Executive Vice President and Chief Financial Officer, Mr. Denault brings to the Board his leadership skills, his extensive senior executive experience in the utility industry and his deep knowledge of the Company, as well as the knowledge and experience he has gained through his service on the boards of the Edison Electric Institute, the Institute of Nuclear Power Operations and the Atlanta Center Regional Governing Board of the World Association of Nuclear Operators.

Admiral Kirkland H. Donald, USN (Ret.) Mount Pleasant, South Carolina Age 66 Director Since 2013 Entergy Board Committees • Finance • Nuclear (Chair)
Professional Experience
• Former President and Chief Executive Officer of Systems Planning and Analysis, Inc.
   (developer of national defense and homeland security programs) – 2014-2015
• Former Executive Vice President, Chief Operating Officer and Director of Systems
   Planning and Analysis, Inc. – 2013-2014
• Admiral (retired) U.S. Navy
• Former Director, Naval Nuclear Propulsion – 2004-2013
• Director, Huntington Ingalls Industries, Inc., Battelle Memorial Institute, CyberCore
  Technologies and Naval Submarine League
• Committee on Foreign Investment in the United States (“CFIUS”) Security Monitor,
   LANXESS Corporation
• Former CFIUS Voting Trustee, Broadcom Limited
• Outside Director, Rolls Royce North America, SSA
• Former Executive Advisor to NexPhase Capital Partners (private equity firm, formerly
   Moelis Capital Partners)
• Former Member, Board of Managers, Robbins Gioia LLC

Skills and Attributes
Mr. Donald brings to the Board deep nuclear expertise and valuable leadership and risk-management experience gained through his distinguished military career in the United States Navy’s nuclear program and through his business and senior management experience since retiring from the Navy.

2020 Proxy Statement	• 11

BOARD OF DIRECTORS
Philip L. Frederickson Horseshoe Bay, Texas Age 63 Director Since 2015 Entergy Board Committees • Audit • Executive • Finance (Chair)
Professional Experience
• Former Executive Vice President, Planning, Strategy and Corporate Affairs
   of ConocoPhillips (international oil and gas company) – 2006-2008
• Former Executive Vice President, Commercial of ConocoPhillips – 2002-2006
• Former Director, Sunoco Logistics Partners L.P., Rosetta Resources Inc. and
   Williams Partners LP

Skills and Attributes
Mr. Frederickson brings to the Board his extensive senior management, operating and leadership experience gained through his business career at ConocoPhillips and its predecessor, Conoco Inc., where he held a variety of senior management positions in operations, strategy and business development. In addition to his diverse senior-level management experience, Mr. Frederickson brings his experience leading strategic change both at ConocoPhillips and on the other public company boards on which he has served. His strong ties to the State of Texas also enable him to provide insight into the issues and concerns of our service territories.

Alexis M. Herman McLean, Virginia Age 72 Director Since 2003 Entergy Board Committees • Corporate Governance • Personnel
Professional Experience
• Chair and Chief Executive Officer of New Ventures, LLC (corporate consultants)
   since 2001
• Former Secretary of Labor of the United States of America
• Former White House Assistant to the President of the United States of America
• Lead Independent Director, Cummins, Inc.
• Director, Coca-Cola Company and MGM Resorts International
• Senior Vice Chair, The National Urban League
• Chair, Toyota Motor Corporation North American Diversity Advisory Board and
   Member, Global Advisory Board
• President, Dorothy I. Height Education Foundation

Skills and Attributes
Secretary Herman brings to the Board a combination of high-level U.S. government service, experience as a strategic advisor to numerous U.S. and international companies and broad public policy expertise, as well as her public company board experience, including her service as Lead Independent Director to another public company. Through her service on other boards, Ms. Herman has also gained experience addressing the strategic issues of companies impacted by changing consumer demands and technological change.

12 •	2020 Proxy Statement

BOARD OF DIRECTORS
M. Elise Hyland Pittsburgh, Pennsylvania Age 60 Director Since 2019 Entergy Board Committees • Audit • Finance
Professional Experience
• Former Senior Vice President, EQT Corporation and Senior Vice President and Chief
   Operating Officer, EQT Midstream Services, LLC (a petroleum and natural gas exploration and pipeline company) – 2017-2018
• Former Executive Vice President of Midstream Operations and Engineering, EQT
   Midstream Services, LLC – 2013-2017
• Former President of Commercial Operations, EQT Midstream Services, LLC –
   2010-2013
• Former President of Equitable Gas Company, a previously owned entity of EQT –
   2007-2010
• Director, Marathon Oil Corporation and Washington Gas Light Company
• Former Director, EQT Midstream Partners LP

Skills and Attributes
Ms. Hyland brings to the Board her extensive senior executive and operations experience in a capital-intensive industry, gained through her career at EQT Corporation and EQT Midstream Services, LLC. This experience, combined with her experience in finance and strategic planning, will enable her to contribute valuable insights as we grow our utility business and execute on our capital plan.

Stuart L. Levenick Naples, Florida Age 67 Director Since 2005 Lead Independent Director Entergy Board Committees • Corporate Governance • Executive • Nuclear
Professional Experience
• Lead Director of Entergy Corporation since May 2016
• Former Group President and Executive Office Member of Caterpillar Inc.
   (a manufacturer of construction and mining equipment) – 2004-2015
• Former Executive Director of U.S. Chamber of Commerce, Washington, D.C.
• Former Executive Director and Past Chairman of Association of Equipment
   Manufacturers, Washington, D.C.
• Lead Independent Director, W. W. Grainger, Inc.
• Director, Finning International, Inc.

Skills and Attributes
Mr. Levenick brings to the Board his extensive senior executive experience at a major manufacturing company, as well as his experience as a public company director, including as Lead Independent Director of another public company. This experience enables him to contribute valuable operational and financial expertise and offer an informed perspective on leadership development, management and business issues arising out of evolving customer needs and desires in response to technological change.

2020 Proxy Statement	• 13

BOARD OF DIRECTORS
Blanche Lambert Lincoln Arlington, Virginia Age 59 Director Since 2011 Entergy Board Committees • Corporate Governance (Chair) • Personnel
Professional Experience
• Founder and Principal of Lincoln Policy Group (a consulting firm) since July 2013
• Former Special Policy Advisor for Alston & Bird LLP (legislative and public policy services) – 2011-2013
• Former United States Senator for the State of Arkansas –1999-2011
• Former United States Representative for the State of Arkansas – 1993-1997
• Former Chair, U.S. Senate Committee on Agriculture, Nutrition and Forestry
• Former Member, U.S. Senate Committee on Finance, Committee on Energy and
   Natural Resources, and Special Committee on Aging
• Former Member of the U.S. House Committee on Energy and Commerce, Committee
   on Agriculture and Committee on Natural Resources (formerly House Committee on
   Merchant Marine and Fisheries)
• Director, Rayonier, Inc. and Hope Enterprise Corporation
• Trustee of the Center for the Study of the Presidency and Congress

Skills and Attributes
As a former member of the U.S. Senate and House of Representatives, Ms. Lincoln brings to the Board her extensive background and experience in governmental, public policy and legislative affairs, providing her with a unique and valuable perspective on many of the critical issues and opportunities facing the Company. Her strong ties to the State of Arkansas also provide the Board with insight into the issues and concerns of our service territories.

Karen A. Puckett Houston, Texas Age 59 Director Since 2015 Entergy Board Committees • Audit • Personnel (Chair)
Professional Experience
• Former President and Chief Executive Officer, Harte Hanks, Inc. (marketing services company) – 2015-2018
• Former President-Global Markets of CenturyLink, Inc. (a telecommunications company) – 2014-2015
• Former Executive Vice President and Chief Operating Officer of CenturyLink, Inc. –
   2009-2014
• Former President and Chief Operating Officer of CenturyTel, Inc. – 2000-2009
• Former Director of Harte Hanks, Inc.

Skills and Attributes
Ms. Puckett brings to the Board her extensive management, operations and business experience acquired through her senior leadership positions in a rapidly changing and highly regulated industry and her deep experience with technology-driven innovation. Ms. Puckett’s ties to the State of Louisiana, as a former resident and senior executive of a large Louisiana-based company, also enable her to offer insight into the issues and concerns of our service territories.

The Board of Directors unanimously recommends that the shareholders vote FOR the election of each nominee.
14 •	2020 Proxy Statement

BOARD OF DIRECTORS
Identifying Director Candidates
Our Corporate Governance Committee is charged with reviewing the composition of the Board and refreshing the Board as appropriate through the recommendations it makes to the Board. This is an ongoing process through which the Board has added 5 new directors since 2015. These directors have brought to the Board, among other things, deep finance and accounting experience, nuclear expertise, operational experience, including experience executing on large capital projects, and senior leadership experience in companies or industries undergoing transformational change.
Succession Planning and Director Nomination Process

The Corporate Governance Committee screens and recommends candidates for nomination by the full Board. The Committee is assisted with its recruitment efforts by an independent third-party search firm which recommends candidates that satisfy the Board’s criteria. The search firm also provides research and pertinent information regarding candidates as requested.
The Corporate Governance Committee has not established any minimum qualifications that must be met by director candidates or identified any set of specific qualities or skills that it believes our directors must possess. The Corporate Governance Committee’s policy regarding consideration of potential director nominees acknowledges that choosing a Board member involves a number of objective and subjective assessments, many of which are difficult to quantify or categorize. However, the Corporate Governance Committee follows these core principles:
•	Seeks to nominate candidates with superior credentials, sound business judgment and the highest ethical character.
•
Takes into account the candidate’s relevant experience with businesses or other organizations of comparable size to the Company and seeks to identify candidates whose experience and contributions will add to the collective experience of the Board.

•
Believes the Board should reflect a diversity of backgrounds and experiences in various areas, including age, gender, race, geography and specialized experience, and candidates are assessed to determine the extent to which they would contribute to that diversity.

Shareholder Nominations and Recommendations of Director Candidates
Shareholders who wish to nominate directors for election at an Annual Meeting should follow the procedures and instructions set forth in our Bylaws.
Our Bylaws also include a “proxy access” right that permits a group of up to 20 shareholders who have owned at least 3% of our outstanding common stock for at least three years to submit director nominees for up to 20% of the Board for inclusion in our Proxy Statement, if the shareholder and the nominee meet the requirements in our Bylaws.
Shareholders who wish to recommend, but not directly nominate, candidates for consideration should send their recommendations to the Company’s Secretary at 639 Loyola Avenue, New Orleans, Louisiana 70113. The committee will consider director candidates recommended by shareholders in accordance with the criteria for director selection described above under “Identifying Director Candidates.”
2020 Proxy Statement	• 15

BOARD OF DIRECTORS
Director Orientation and Continuing Education
Upon joining the Board, new directors undergo a comprehensive orientation program that introduces them to the Company, including our business operations, strategy, key members of management, and our corporate governance practices. This program is considered an essential part of the director onboarding process and is annually reviewed for effectiveness by the Corporate Governance Committee. New director orientation is tailored to complement the background of the new director and takes into account whether the new director currently serves or has previously served on a public company board. Directors also are encouraged to enroll in director education programs, and the Corporate Governance Committee annually reviews and reports on director participation in such programs.
The Board is briefed regularly on industry and corporate governance developments affecting the Company and, at its annual Retreat, the Board has the opportunity to discuss some of the most critical strategic issues facing the Company with outside experts in the applicable fields. The annual Retreat also includes a director education component, programmed by the Corporate Governance Committee, which focuses on director duties and responsibilities and current issues in corporate governance. To enhance the Board’s understanding of some of the unique issues affecting our nuclear fleet, directors are regularly invited to visit our nuclear plant sites, where they tour the facilities and interact directly with the personnel responsible for our day-to-day nuclear operations. These activities collectively help to ensure that the Board remains knowledgeable about the most important issues affecting our Company and its business.

CORPORATE GOVERNANCE
Entergy’s Board of Directors
The Board of Directors provides oversight with respect to our overall performance, strategic direction and key corporate policies. It approves major initiatives, advises on key financial and business objectives, and monitors progress with respect to these matters. In addition to reports they receive on specific projects or initiatives, members of the Board are kept informed about our business through various reports and briefings provided to them on a regular basis, including operational and financial reports provided at Board and committee meetings by the Chairman and Chief Executive Officer and other senior executive officers.
Director Independence
Under its Charter, Entergy’s Corporate Governance Committee annually reviews the financial and other relationships between the directors and Entergy as part of the assessment of director independence. The Corporate Governance Committee makes recommendations to the Board about the independence of directors and the Board determines whether each director is independent. In addition to this annual assessment of director independence, independence is monitored by the Corporate Governance Committee and the full Board on an ongoing basis. The independence criteria established by the Board in accordance with the NYSE requirements and used by the Corporate Governance Committee and the Board in their assessment of the independence of directors can be found in the Company’s Corporate Governance Guidelines.
Applying those standards to our directors, our Board, upon the recommendation of the Corporate Governance Committee, has determined that all directors other than Mr. Denault are independent within the meaning of the rules of the NYSE and our Corporate Governance Guidelines. In making this determination, the Board considered Ms. Lincoln’s service as a director of Hope Enterprises Corporation, a non-profit community development financial institution (“HEC”), that provides financial products and services in Arkansas, Louisiana and Mississippi. In 2020, one of our subsidiaries renewed a $1,500,000 loan to a subsidiary of HEC. Ms. Lincoln is neither an officer nor an employee of HEC or any of its subsidiaries.
16 •	2020 Proxy Statement

CORPORATE GOVERNANCE
Key Corporate Governance Features
Board Governance
Director Retirement Policy
Our Corporate Governance Guidelines provide that a person may not be nominated for election or re-election to the Board if he or she has reached the age of 74 on or before January 1 of the year in which such person would be elected or re-elected, unless specifically recommended to serve beyond the age of 74 by the Corporate Governance Committee and approved by the Board of Directors. The Company does not have term limits for its directors. Instead, our Board addresses the suitability for continued service as a director upon the expiration of each director’s term.

Limits on Other Board Service
Without the approval of the Corporate Governance Committee, non-employee directors may not serve on more than 4 other public-company boards, and directors who are either an executive of the Company or an executive of another company may not serve on more than 2 other public-company boards. Our Corporate Governance Guidelines also require directors to advise the Chairman of the Board, the Lead Director, the Chair of the Corporate Governance Committee and the General Counsel in advance of accepting an invitation to sit on the board of another publicly-held company so that an appropriate evaluation can be made of the potential for any conflicts of interest or other issues that should be considered before the Board member accepts another board position. In addition, no director may serve as a member of the Audit Committee if that director serves on the audit committees of more than 2 other public companies unless the Board determines that such simultaneous service would not impair the ability of that director to serve effectively on the Audit Committee.

Mandatory Resignation Upon Change in Circumstances
Our Corporate Governance Guidelines provide that non-employee directors should offer their resignations when either their employment or the major responsibilities they held when they joined the Board change. The Corporate Governance Committee then reviews the change in circumstances and makes a recommendation to the Board as to whether it is appropriate for the director to continue to serve on the Board and be nominated for re-election.

Anti-Hedging Policy
We have adopted an anti-hedging policy that prohibits officers, directors and employees from entering into hedging or monetization transactions involving our common stock. Prohibited transactions include, without limitation, zero-cost collars, forward sale contracts, purchase or sale of options, puts, calls, straddles or equity swaps or other derivatives that are directly linked to the Company’s stock or transactions involving “short-sales” of the Company’s stock. The Board adopted this policy to require officers, directors and employees to continue to own Company stock with the full risks and rewards of ownership, thereby ensuring continued alignment of their objectives with those of the Company’s other shareholders.

Stock Ownership
Within five years of their election, directors must hold shares or units of Entergy common stock having a market value of at least five times the annual cash retainer or $562,500. A review of non-employee director stock ownership was conducted at the December 2019 Corporate Governance Committee meeting, and the committee determined that all of our non-employee directors satisfied this requirement, as all non-employee directors who had been members of the Board for at least five years held the requisite number of shares or units.

2020 Proxy Statement	• 17

CORPORATE GOVERNANCE
Shareholder Rights
Majority Voting in Director Elections
Our Bylaws require each director to be elected by a majority of the votes cast with respect to such director in uncontested elections (the number of shares voted “For” a director must exceed the number of shares voted “Against” that director). In a contested election (a situation in which the number of nominees exceeds the number of directors to be elected), the standard for election of directors will be a plurality of votes cast by holders of shares entitled to vote at any meeting for the election of directors at which a quorum is present.

Annual Election of Directors	All of our directors are elected annually at our annual meeting of shareholders.
Proxy Access
Any shareholder (or any group of up to 20 shareholders) owning at least 3 percent of Entergy’s outstanding common stock for at least three years may include a specified number of director nominees in our proxy materials for the annual meeting of shareholders. Our Bylaws specify qualifying stock ownership, the number of permitted nominees and other requirements related to proxy access.

Policy on Poison Pills
Entergy does not have a shareholder rights plan, otherwise known as a “Poison Pill.” The Board will obtain shareholder approval prior to adopting a future shareholder rights plan unless the Board, in the exercise of its fiduciary duties, determines that under the circumstance then existing, it would be in the best interest of the Company and our shareholders to adopt a rights plan without prior shareholder approval. If a rights plan is adopted by the Board without prior shareholder approval, the plan must be approved by shareholders at the next annual meeting.

Executive Severance Arrangements
Shareholders must ratify any employment or severance agreement with an executive officer that provides severance benefits exceeding 2.99 times the sum of the executive’s annual base salary and annual incentive award.

Structure of Our Board
Our Board Leadership Structure
Our Corporate Governance Guidelines provide the flexibility to split or combine the Chairman and Chief Executive Officer responsibilities. However, when the roles of Chairman of the Board and the Chief Executive Officer are combined, the guidelines require the Board to appoint, from among its independent members, a Lead Director. Currently, our Board is led by Leo P. Denault, who has served as Chief Executive Officer and Chairman of the Board since 2013, and Stuart L. Levenick, who has served as our Lead Director since 2016.
Why Our Board Structure Is Appropriate
The Board understands and appreciates the reasons many boards choose to be led by a fully independent Chairman of the Board. In recognition of the importance of this issue, the independent directors, led by our Corporate Governance Committee, annually evaluate whether we continue to have the appropriate Board leadership structure. The Board believes that its current leadership structure, under which it is led by a combined Chairman and Chief Executive Officer and a strong independent Lead Director, with independent directors chairing each of the Board key committees, is most suitable for the Company at this time because it provides the optimal balance between independent oversight of management and efficient, unified leadership. Given his deep involvement in the Company’s business and industry, we believe Mr. Denault is uniquely positioned to determine the issues and topics that should be on the Board’s agenda, subject to the Lead Director’s review and concurrence. At the same time, we believe that having an otherwise entirely independent Board of Directors, led by a strong independent Lead Director and independent chairs of each of our key committees, provides ample assurance that the Board will not be unduly dominated or influenced by management and will always act independently and in the best interests of the Company’s shareholders.
18 •	2020 Proxy Statement

CORPORATE GOVERNANCE
How We Select The Lead Director
The Corporate Governance Committee considers feedback from our Board members and then makes a recommendation to the Board’s independent directors. Based on this recommendation, the Lead Director is appointed by a majority of the independent members of the Board of Directors. The Lead Director, subject to his or her annual election to the Board of Directors, serves for a term of three years. In May 2019, Mr. Levenick was elected to new three-year term as Entergy’s Lead Director.
Our Lead Director
Stuart L. Levenick Lead Director (since 2016)	Lead Director Duties:

	•	Calls meetings of the independent directors
	•	Presides at executive sessions of the independent directors and all meetings of the Board at which the Chairman and Chief Executive Officer is not present
	•	Serves as a member of the Executive Committee of the Board
	•	Serves as a liaison with the Chairman and Chief Executive Officer when requested by the independent directors
	•	Serves as the point of contact for shareholders and others to communicate with the Board
	•	Meets individually with each director to discuss the performance of the individual director, the Board and its committees
	•	Reviews and advises on Board meeting agendas and consults with the Chairman and Chief Executive Officer on the preparation of agendas
•
Provides feedback from the Board to the Chairman and Chief Executive Officer following each executive session of independent directors and, together with the Chair of the Personnel Committee, provides the Chairman and Chief Executive Officer with an annual performance review

	•	Assists with recruitment of director candidates and, along with the Chairman, may extend the invitation to a new potential director to join the Board
Board Committees
The Board has an Executive Committee and the following 5 standing committees: Audit, Corporate Governance, Personnel, Finance and Nuclear. Each committee:
•	Operates pursuant to a written charter;
•	Evaluates its performance annually; and
•	Reviews its charters annually.
The members of the Board committees and their Chairs are nominated by the Corporate Governance Committee and appointed by the Board. The specific membership of each committee allows us to take advantage of our directors’ diverse skill sets, enabling deep focus on committee matters.
2020 Proxy Statement	• 19

CORPORATE GOVERNANCE
Board Committee Composition and Responsibilities
The tables below show the current chairs and membership of each of our key standing committees. All of the directors of these committees are independent.
Audit	Key Responsibilities

 Patrick J. Condon
(Chair)

Other Members: Philip L. Frederickson, M. Elise Hyland and Karen A. Puckett

9 meetings in 2019

Each member of the Audit Committee satisfies the heightened independence standards and qualification criteria and is financially literate in accordance with the NYSE and SEC rules.

Mr. Condon and Mr. Frederickson have been determined to be Financial Experts as defined by the SEC

•  Oversees our accounting and financial reporting
processes and the audits of our financial statements;
•  Assists the Board in fulfilling its oversight responsibilities with respect to our compliance with legal and regulatory requirements, including our disclosure controls and procedures;
•  Decides whether to appoint, retain or terminate our
independent auditors;
•  Pre-approves all audit, audit-related, tax and other
services, if any, provided by the independent auditors;
•  Appoints and oversees the work of our Vice
President, Internal Audit and assesses the
performance our Internal Audit Department; and
•  Prepares the Audit Committee Report.

Corporate Governance	Key Responsibilities
Blanche L. Lincoln (Chair) Other Members: Alexis M. Herman and Stuart L. Levenick 9 meetings in 2019
•  Develops policies and practices relating to corporate governance and reviews compliance with the
Company’s Corporate Governance Guidelines;
•  Recommends the director nominees for approval by
the Board and shareholders;
•  Establishes and implements self-evaluation
procedures for the Board and its committees;
•  Reviews annually the form and amount of non-
employee director compensation, and makes
recommendations to the Board with respect thereto; and
•  Provides oversight of the Company’s sustainability strategies, policies and practices.

20 •	2020 Proxy Statement

CORPORATE GOVERNANCE
Finance	Key Responsibilities
Philip L. Frederickson (Chair) Other Members: John R. Burbank, Kirkland H. Donald and M. Elise Hyland 8 meetings in 2019
•  Oversees corporate capital structure and budgets and
recommends approval of capital projects;
•  Oversees financial plans and key financial risks;
•  Reviews and makes recommendations to the Board regarding our financial policies, strategies, and decisions, including our dividend policy;
•  Reviews our investing activities; and
•  Reviews and makes recommendations to the Board
with respect to significant investments, including large
capital projects.

Nuclear	Key Responsibilities

 Kirkland H. Donald
(Chair)

Other Members: Patrick J. Condon and
Stuart L. Levenick

5 meetings in 2019

The number of Nuclear Committee meetings in 2019
does not include visits to our nuclear sites or meetings
with the Institute of Nuclear Power Operations by
members of the Nuclear Committee.

•  Provides non-management oversight and reviews all
of the Company’s nuclear generating plants;
•  Focuses on safety, operating performance, operating
costs, staffing and training; and
•  Consults with management concerning internal and external nuclear-related issues.

2020 Proxy Statement	• 21

CORPORATE GOVERNANCE
Personnel	Key Responsibilities

Karen A. Puckett
(Chair)

Other Members: John R. Burbank, Alexis M. Herman and Blanche L. Lincoln

9 meetings in 2019

Each member of the Personnel Committee satisfies the heightened independence standards and qualification criteria in the NYSE and SEC rules

•  Determines and approves the compensation of our Chief Executive Officer and other senior executive officers;
•  Approves or makes recommendations to the Board to approve incentive, equity-based and other compensation plans;
•  Develops and implements compensation policies;
•  Evaluates the performance of our Chairman and Chief
Executive Officer;
•  Reports at least annually to the Board on succession planning, including succession planning for the Chief
Executive Officer; and
•  Provides oversight of the Company’s organizational health and diversity and inclusion strategies.

Executive Committee. The Board also has an Executive Committee, which is chaired by Leo P. Denault, our Chairman and Chief Executive Officer. Other Members of the Executive Committee are Philip L. Frederickson and Stuart L. Levenick. The Executive Committee is authorized to act for the Board on all matters, except those matters specifically reserved by Delaware law to the entire Board. It met 5 times in 2019.
Director Attendance and Executive Sessions
Board Meetings. In 2019, our Board of Directors held 20 meetings. No incumbent director attended fewer than 75% of the total number of meetings of our Board and the committees on which he or she served. Overall attendance by directors at meetings of the Board and committees on which they served during 2019 averaged 97% for our directors as a group.
Annual Shareholder Meeting. We encourage, but do not require, our Board members to attend our annual meeting of shareholders. All of our Board members attended our 2019 Annual Meeting of Shareholders, except for one director who was not able to attend due to extenuating circumstances.
Executive Sessions. The Corporate Governance Guidelines require the independent directors to meet in executive session without any members of management present at least four times a year. In practice, our Board typically meets in executive session during each regular Board meeting.
How Our Board and Committees Evaluate Their Performance
Annually, the Board and each of its committees conduct a rigorous self-evaluation of their respective performance and effectiveness. This process, which is conducted prior to the annual meeting each year, is overseen by the Corporate Governance Committee and is reviewed annually to determine whether it is well designed to maximize its effectiveness and to ensure that all appropriate feedback is being sought and obtained by the Corporate Governance Committee.
22 •	2020 Proxy Statement

CORPORATE GOVERNANCE
The following diagram illustrates the Board self-evaluation process:

In 2020, following a review of best practices in Board self-assessments, the Committee approved certain changes to the questionnaire that is used to guide its process to enhance the Board’s review of matters relating to culture and strategy and risk oversight.
Our Board self-evaluation now covers the following areas, among others:
•	Board effectiveness;
•	Satisfaction with the performance of the Lead Director;
•	Board and committee structure and composition;
•	Satisfaction with the performance of the Chairman;
•	Access to the Chief Executive Officer and other members of senior management;
•	Quality of the Board discussions and balance between presentations and discussion;
•	Quality of materials presented to directors;
•	Board and committee information needs;
•	Satisfaction with Board agendas and the frequency of meetings and time allocation;
•	Whether the Board is focusing on the most important issues;
•	Oversight of key risks and risk management;
•	Board dynamics and culture;
•	Board dialogue;
•	Board and committee succession planning;
•	Director access to experts and advisors; and
•	Satisfaction with the format of the evaluation.
Risk Oversight
We believe the Board of Directors provides effective oversight of the risks we face and our risk assessment and risk management processes. The Board reviews the Company’s processes for identifying and managing risks and communicating with the Board about those risks to help ensure that the processes are effective. Like other companies, Entergy is subject to many diverse risks. These include financial and accounting risks, market and credit risks, capital deployment risks, operational risks, compensation risks, liquidity risks, litigation risks, strategic risks, regulatory risks, reputation risks, natural-disaster risks and technology risks, including the cybersecurity risks discussed below, among others. Some critical risks having enterprise-wide significance, such as corporate strategy and capital budget, require the full Board’s active oversight, but our Board committees also play a key role because they can devote more time to reviewing specific risks within their respective areas of responsibility.
2020 Proxy Statement	• 23

CORPORATE GOVERNANCE
In accordance with NYSE standards, our Audit Committee has the primary responsibility for overseeing risk management. Our standing Board committees also regularly consider risks arising within their respective functional areas of responsibility. Each of these committees receives regular reports from management which assist it in its oversight of risk in its respective area of responsibility. Current risk assignments for our Board committees are as follows:
Board Overall identification, management and mitigation of risk, with a focus on strategic risks

Audit Committee	Corporate Governance Committee	Finance Committee	Nuclear Committee	Personnel Committee

• Financial reporting
 process and internal
 control risks
• Risks associated with
 regulatory compliance
 risks including
 environmental,
 NERC, and FERC,
• Risks associated with
 corporate compliance,
 significant legal
 matters, and the
 Company’s insurance
 programs
• Market and credit risks
• Physical and
 Cybersecurity risks
	• Corporate governance and legislative and regulatory policy risks • Board succession risks • Risks related to shareholder activism • Environmental, sustainability and corporate social responsibility	• Risks associated with strategic decisions and major transactions and capital investments • Financial risks, including liquidity, credit and capital market risks	• Safety risks unique to the operation of our nuclear fleet	• Executive compensation risks • Risks associated with safety and employee matters • Management succession risks
Cybersecurity
We have identified cybersecurity as a key enterprise risk. As a result, the Audit Committee, on a regular basis, reviews our cybersecurity risk management practices and performance, primarily through reports provided by the Chief Information Officer, Chief Security Officer and General Auditor on the Company’s cybersecurity management program. Among other things, these reports have focused on:
➢	recent cyber risk and cybersecurity developments;
➢	industry engagement activities;
➢	legislative and regulatory developments;
➢	cyber risk governance and oversight;
➢	cyber incident response plans and strategies;
➢	cybersecurity drills and exercises;
➢	assessments by third party experts;
➢	key cyber risk metrics and activities; and
➢	major projects and initiatives.
The Audit Committee receives these reports at each meeting. In addition, the Board has received briefings from outside experts on cybersecurity risks and cyber risk oversight. We have also established a governance structure under our Chief Security Officer that oversees investments in tools, resources, and processes that allows for the continuous improvement of the maturity of our cyber security posture.
24 •	2020 Proxy Statement

CORPORATE GOVERNANCE
Compensation Risk Assessment
We also monitor the risks associated with our executive compensation programs, including the components of our programs and individual compensation decisions, on an ongoing basis. Each year management, with the assistance of the Personnel Committee’s independent compensation consultant, undertakes a review of our various compensation programs to assess the risks arising from our compensation policies and practices. Management presents the risk assessments to the Personnel Committee. The risk assessment includes a review of the potential risks related to compensation plan design and administration, and an analysis of how those features could directly or indirectly encourage or mitigate risk-taking. In February 2020, the committee agreed with the study’s conclusions that these risks were within our ability to effectively monitor and manage, and that these compensation programs do not encourage unnecessary or excessive risk-taking and do not create risks that are reasonably likely to have a material adverse effect on the Company.
Succession Planning for the Chief Executive Officer
The Personnel Committee and the Chief Executive Officer maintain an ongoing dialogue on executive development and succession planning to prepare the Company for future success. In addition to preparing for Chief Executive Officer succession, the succession planning process includes all other senior management positions. A comprehensive review of executive talent, including, from time to time, assessments by an independent consulting firm, determines readiness to take on additional leadership roles and identifies developmental and coaching opportunities needed to prepare our executives for greater responsibilities. The Chief Executive Officer discusses management succession issues frequently with the Board and provides a comprehensive review of management succession plans for all of the members of the Office of Chief Executive to the Personnel Committee annually.
Our succession planning also includes appropriate contingencies for the unexpected retirement or incapacity of the Chief Executive Officer. Our Board adopted a detailed plan to address emergency Chief Executive Officer and senior management succession in extraordinary circumstances. Our emergency Chief Executive Officer succession plan is intended to enable our Board and our Company to respond quickly and effectively to an unplanned and unexpected vacancy in the position of Chief Executive Officer, regardless of cause and regardless of the surrounding circumstances, so as to assure continuity of leadership and minimize any disruption to our business and operations.
Sustainability
Our sustainability mission is to create sustainable value for our customers, employees, owners and the communities we serve through the use of sustainable business practices that integrate environmental, social and economic objectives and concerns. Achieving this mission is possible only through a balanced review of opportunities and risks to our business strategy. On an ongoing basis, we analyze material environmental, social and economic issues that impact our ability to create value for our key stakeholders.
We also use stakeholders’ input to help identify the most material issues and guide our strategic imperatives. We engage in a variety of informal and formal communications with our key stakeholders and other important groups, including regulators, suppliers, nongovernmental and nonprofit organizations, and professionals in industry, government, labor and education. Feedback is obtained through engagement at many levels. We then use this stakeholder input from dialogue, surveys and other means to help prioritize the most material issues and ensure that our sustainability focus is on these most important areas. We discuss our process for identifying and prioritizing Entergy’s material sustainability issues and our objectives in each of those areas in detail in our 2019 Integrated Report, which is available at integratedreport.entergy.com.
2020 Proxy Statement	• 25

CORPORATE GOVERNANCE
Sustainability Oversight
In 2002, Entergy’s Board adopted a forward-looking sustainability and environmental vision statement that committed Entergy to “develop and conduct our business in a responsible manner that is environmentally, socially and economically sustainable.” The statement is available at entergy.com/userfiles/content/environment/VisionStatement.pdf. In 2019, the Corporate Governance Committee charter was revised to assign to the committee responsibility for oversight of the Company’s overall sustainability program and strategy and environmental, social and governance reporting. Each of the Board’s standing committees has responsibility for sustainability risks and issues within its area of expertise, as shown below.
Board Committee	Primary Sustainability Oversight Responsibility
Corporate Governance
Overall corporate sustainability strategy; corporate social responsibility; corporate governance issues; governmental, regulatory, public policy and public relations matters; public advocacy activities; shareholder concerns

Personnel	Executive compensation policy; employee and human resources issues; employee training and development; talent management; employee and contractor safety; diversity and inclusion; supplier diversity
Audit
Environmental compliance and auditing and environmental policies; ethics and compliance; market and credit risks; cybersecurity risks; financial reporting processes and risks; other strategic risks and general risk oversight

Finance	Financial stability; major capital investments
Nuclear	Safety risks unique to the nuclear fleet; sustainability of our nuclear plants
Sustainability Reporting and Disclosure
Our 2019 Integrated Report describes our sustainability strategies and initiatives, particularly as they relate to social, economic and environmental issues. Reflecting our belief that the interests of all of our stakeholders are inextricably linked, the report provides a single integrated source of information for all stakeholders and explains how we measure and manage our overall performance using a combination of financial, environmental, community and employee measures. The 2019 Integrated Report may be accessed on our website at integratedreport.entergy.com.
Entergy’s Task Force Climate-Related Financial Disclosure (“TCFD”)-aligned climate strategy and scenario analysis report, published in 2019, extends the Company’s established leadership in the area of climate action and guides Entergy’s future strategic plans to reduce emission intensity even further while providing the power needed to electrify additional sectors of the economy. Entergy’s climate strategy and scenario analysis report may be accessed on our website at http://entergy.com/climatereport.
Additionally, in partnership with the Edison Electric Institute, Entergy reports environmental, social and governance measurements, goals and actions in a consistent manner for our investors as they evaluate our company and industry through the use of the EEI template. New in the 2019 template are metrics compiled in accordance with the American Gas Association. The EEI template may be found at http://www.entergy.com/content/sustainability/EEI-Quantitative.pdf.
Entergy also participates in the Global Reporting Initiative; our GRI report is available at entergy.com/sustainability/gri/. Entergy also publishes a comprehensive performance data table which is available at http://www.entergy.com/userfiles/content/sustainability/performance_data_table.pdf. We believe our reporting and disclosures are largely aligned with Sustainability Accounting Stands Board recommendations, and we are working to identify and close any existing gaps.
Public Policy Engagement
We are committed to participating constructively in the political and legislative process, as we believe such participation is essential to our Company’s long-term success. Our participation in the political and legislative process includes contributions to political organizations and lobbying activity in a manner that is compliant with all applicable laws and reporting requirements. Entergy’s Board has adopted a policy which outlines our principles governing political and lobbying activities, including our policy prohibiting corporate contributions directly to federal, state or local candidates (the “Advocacy Policy”). Annually, we publish a report of our contributions to political and social welfare organizations and the
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CORPORATE GOVERNANCE
portion of dues paid to trade associations that are used for lobbying activities where the dues to the trade association equal or exceed $50,000 (the “Annual Political Contributions Report”).
The Corporate Governance Committee monitors the public policies applicable to the Company and oversight of the Company’s corporate political activity. Management provides regular updates on lobbyists and lobbying activities to the Corporate Governance Committee, and annually, the Corporate Governance Committee reviews and approves our Annual Political Contributions Report. Our website provides our shareholders with useful information about political contributions and lobbying activity. Please see our website at http://www.entergy.com/investor_relations/corporate_governance.aspx for a copy of the Advocacy Policy, the Annual Report on Political Contributions and more information about the ways in which we participate in the political process.
Our Board’s Commitment to Shareholder Engagement
Ongoing Shareholder Engagement
Entergy has a long tradition of engaging with our shareholders. We believe it is important for our governance process to have meaningful engagement with our shareholders and understand their perspectives on corporate governance, executive compensation and other issues that are important to them. We welcome the opportunity to engage with you, our shareholders, to share our perspective on and obtain your insights and feedback on matters of mutual interest. The Board’s and management’s commitment to understanding the interests and perspectives of our shareholders is a key component of our corporate governance strategy and compensation philosophy. We engage with shareholders throughout the year to:
✔	Provide visibility and transparency into our business and our financial and operational performance;
✔	Discuss with our shareholders the issues that are important to them, hear their expectations for us and share our views;
✔	Share our perspective on Company and industry developments;
✔	Discuss and seek feedback on our executive compensation and corporate governance policies and practices;
✔	Share our environmental and sustainability strategy and record; and
✔	Seek feedback on our communications and disclosures to shareholders.
How We Engage
We approach shareholder engagement as an integrated, year-round process involving senior management, our investor relations team and our corporate governance team. Throughout the year, we meet with analysts and institutional investors to inform and share our perspective and to solicit their feedback on our performance. This includes participation in investor conferences and other formal events and group and one-on-one meetings throughout the year. We also engage with governance representatives of our major shareholders, through conference calls that occur during and outside of the proxy season. Members of our investor relations, executive compensation, corporate governance and environmental groups discuss, among other matters, Company performance, executive compensation, emerging corporate governance practices and environmental and sustainability oversight and performance.
2019 Engagement
During 2019, we contacted shareholders owning approximately 57% of our outstanding shares of common stock, resulting in substantive engagements with the holders of approximately 36% of our outstanding shares. In these engagements, we discussed, among other matters, Company performance, executive compensation, corporate governance practices and sustainability and environmental strategy, performance and reporting, including the Climate Report we released in 2019, and corporate social responsibility.
What we learned from meetings with our shareholders:
➢	Shareholders appreciated the opportunity to meet with our team for open discussion and to directly ask questions;
➢	Shareholders are interested in Board refreshment, the process we use to select new directors, and our Board assessment process;
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CORPORATE GOVERNANCE
➢	Several shareholders shared their perspectives on our climate strategy and disclosure, including our TCFD-aligned climate report; and
➢
Shareholders are increasingly interested in human capital management issues, particularly relating to how we are managing the challenges of finding and developing talented employees and our efforts at developing a skilled workforce pipeline.

The comments, questions and suggestions offered by our shareholders were shared with and discussed by the full Board, and their perspectives will inform the Board’s decision making in 2020 and beyond.
Outcomes from Shareholder Feedback
Shareholder feedback is thoughtfully considered and has led to modifications in our governance practices, executive compensation programs and disclosure. Some of the actions we have taken in recent years have been informed by shareholder input include:
✔	Addition of a cumulative utility earnings measure, as a second performance metric in addition to relative total shareholder return, to our Long-Term Performance Unit Program;
✔	Adoption of proxy access for director nominations;
✔	Addition of a one-on-one individual assessment component to our Board self-evaluation process;
✔	Amendments to our Corporate Governance Guidelines to limit the number of public-company boards on which our directors may serve;
✔	Enhancements to our proxy disclosure, including in the areas of risk oversight (including cyber risk oversight), director backgrounds and qualifications, and incentive plan target setting;
✔	Enhancements to our water management disclosures;
✔	Publication of a two degree scenario analysis in 2019; and
✔	Other enhancements to the environmental and sustainability disclosures in our Integrated Report.
How You Can Communicate With Our Board
We believe communication between the Board and the Company’s shareholders and other interested parties is an important part of the corporate governance process. Shareholders and other interested parties may communicate with our Board, our Lead Director or any individual director in care of the Lead Director at:
Entergy Corporation
639 Loyola Avenue
P.O. Box 61000
New Orleans, LA 70161
Email: etrbod@entergy.com
However, spam junk mail and mass mailings, service complaints, service inquiries, new service suggestions, resumes and other forms of job inquiries, surveys, business solicitations and advertisements or requests for donations and sponsorships will not be forwarded.
Corporate Governance Policies
Entergy Policies on Business Ethics and Conduct
All of our employees, including our Chief Executive Officer, Chief Financial Officer and other senior members of management, are required to abide by our Code of Entegrity, which sets forth the ethical responsibilities of our employees, officers and representatives. Our Code of Entegrity, along with other Entergy policies on business conduct, helps ensure that our business is conducted in a consistently legal and ethical manner. Entergy’s policies form the foundation of a comprehensive process that includes compliance with corporate policies and procedures, an open relationship among
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employees to foster good business conduct, and a high level of integrity. Our policies and procedures cover all major areas of professional conduct, including employment practices, conflicts of interest, intellectual property and the protection of confidential information, and require strict adherence to laws and regulations applicable to the conduct of our business. Annually, all employees with computer access are required to acknowledge that they are familiar with the Code of Entegrity and agree to uphold Entergy’s core values and follow Entergy’s policies.
Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of Entergy’s policies. Retaliation against any employee who in good faith seeks advice, raises a concern, reports misconduct, or provides information in an investigation is strictly prohibited. Our Internal Audit department has procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls, or auditing matters and to allow for confidential and anonymous submissions by employees with concerns regarding questionable accounting or auditing matters.
Code of Business Conduct and Ethics
Our directors, officers and employees are required to comply with a Code of Business Conduct and Ethics (the “Code”). The Code is intended to focus individuals on areas of ethical risk, help them recognize and deal with ethical issues, provide mechanisms to report unethical conduct, and foster a culture of honesty and accountability. The Code covers a wide range of professional conduct, including conflicts of interest, unfair or unethical use of corporate opportunities, strict protection of confidential information, compliance with applicable laws and regulations, and oversight of ethics and compliance by employees of the Company. The Code emphasizes our expectation that directors act ethically and with integrity and to clarify the process for reporting suspected violations of the Code.
Key Corporate Governance Documents
Our Corporate Governance Guidelines, Certificate of Incorporation, Bylaws and Board committee charters form the framework of our corporate governance. Our Corporate Governance Guidelines, the charters of our Audit, Corporate Governance and Personnel Committees, our Code of Entegrity and the Code, including any amendments or waivers, are available at http://www.entergy.com/investor_relations/corporate_governance.aspx and in print to any shareholder who requests a copy from the Secretary of the Company.
Review and Approval of Related Party Transactions
Our Board of Directors has adopted a written Related Party Transaction Approval Policy that applies:
•	To any transaction or series of transactions in which the Company or a subsidiary is a participant;
•	When the amount involved exceeds $120,000; and
•
When a Related Party (a director or executive officer of the Company, any nominee for director, any shareholder owning an excess of 5% of the total equity of the Company and any immediate family member of any such person) has a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity).

The policy is administered by the Corporate Governance Committee. The committee will consider relevant facts and circumstance in determining whether or not to approve or ratify such a transaction, and will approve or ratify only those transactions that are, in the committee’s judgment, appropriate or desirable under the circumstances. The Corporate Governance Committee has determined that certain types of transactions do not create or involve a direct or indirect material interest, including (i) compensation and related party transactions involving a director or an executive officer solely resulting from service as a director or employment with the Company so long as the compensation is approved by the Board of Directors (or an appropriate committee); (ii) transactions involving public utility services at rates or charges fixed in conformity with law or governmental authority; or (iii) all business relationships between the Company and a Related Party made in the ordinary course of business on terms and conditions generally available in the marketplace an in accordance with applicable law. To the Company’s knowledge, since January 1, 2019, neither the Company nor any of its affiliates has participated in any Related Party transaction.
2020 Proxy Statement	• 29

2019 NON-EMPLOYEE DIRECTOR COMPENSATION
The Company uses a combination of cash and equity-based compensation to attract and retain qualified candidates to serve on the Board. The Corporate Governance Committee periodically reviews non-employee director compensation with the advice of its independent compensation consultant and recommends to the Board any changes it considers appropriate. In making such recommendations, the Corporate Governance Committee considers the type and amount of compensation paid to non-employee directors by comparable companies and the amount of time that directors expend in fulfilling their duties to the Company, as well as the backgrounds and skill level required by the Company of Board members.
2019 Compensation Changes
In 2019, based on a recommendation of the Corporate Governance Committee, the Board of Directors approved certain changes to the Company’s non-employee director compensation programs to better align the programs with evolving market practice. The Corporate Governance Committee based its recommendation on a competitive analysis and advice it received from Pay Governance LLC, its independent compensation consultant. Pay Governance reviewed the competitiveness of the Company’s non-employee director compensation programs, including an evaluation of each of the elements used to deliver total non-employee director compensation, and compared Entergy’s non-employee director pay practices to the companies in the Philadelphia Utility Index and to companies within the S&P 500 Index. The changes recommended by the Corporate Governance Committee were designed to align certain elements of compensation and total compensation at a level approximately equal to the blended utility industry and general industry median. Pay Governance’s analysis resulted in the Board deciding to increase both the quarterly cash retainer and the value of the quarterly stock grant by $1,250 and to increase the Audit Committee’s Chair retainer by $5,000. These changes continued our practice of delivering a majority of non-employee director compensation in the form of equity, which further aligns the interests of our non-employee directors with the interests of our shareholders.
Cash Compensation Paid To Non-Employee Directors
Our non-employee directors receive the following cash compensation and retainers:
Compensation	Amount
Quarterly Cash Retainer	$28,125
Annual Lead Director Retainer	$30,000
Annual Audit Committee Chair Retainer	$25,000
Annual Nuclear and Personnel Committee Chair Retainer	$20,000
Annual Finance and Corporate Governance Chair Retainer	$15,000
Annual Nuclear Committee Member Retainer	$18,000
Equity-Based Compensation
All non-employee directors receive two types of equity-based compensation grants:
Non-Employee Director Stock Program. Each of our non-employee directors receives a quarterly stock grant of shares of our common stock with a fair market value at the time of grant equal to $19,375. Directors may elect to defer receipt of these shares and receive phantom stock units of Entergy common stock in lieu of the quarterly common stock grant. The phantom stock units are the economic equivalent of one share of our common stock and paid in cash in an amount equal to the market value of our common stock at the time of distribution. Deferred shares accrue dividend equivalents until distribution.
Service Recognition Program. Annually, non-employee directors receive a grant of phantom stock units having a value of $80,000 on the date of grant. All phantom stock units granted under this program are the economic equivalent of one share of our common stock, are vested at the time of grant and payable upon the conclusion of the director’s service on the Board. Upon the conclusion of his or her service on the Board, the director will receive one share of our common stock for each phantom stock unit held by the director on the date of the director’s retirement or separation from the Board. Phantom stock units accumulate dividend equivalents based on the dividends paid on the Company’s common stock, which also are payable in
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2019 NON-EMPLOYEE DIRECTOR COMPENSATION
shares of common stock following the conclusion of the director’s service. Payouts under this program, which we refer to as the “Director Service Recognition Program,” are made in five annual installments beginning on the first day of the month following the director’s separation from the Board or in one lump sum upon the non-employee director’s death.
Other Benefits
Non-employee directors receive $1,500 per day for participation in director education programs, director orientation or business sessions, inspection trips or conferences not held on the same day as a Board meeting. We also provide, but do not require, annual physical exams for our non-employee directors. The Company reimburses non-employee directors for their expenses in attending Board and committee meetings, director education programs, travel for physical exams and other Board-related activities. Our directors do not receive tax gross ups on any benefits they receive.
2019 Non-Employee Director Compensation Table
The table below provides information regarding non-employee director compensation for the fiscal year ended December 31, 2019:
Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
John R. Burbank	123,500	155,268	21,984	300,752
Patrick J. Condon	174,250	155,268	18,617	348,135
Kirkland H. Donald	163,750	155,268	18,325	337,343
Philip L. Frederickson	125,000	155,268	11,579	291,847
Alexis M. Herman	110,000	155,268	48,007	313,275
M. Elise Hyland	86,125	76,788	375	163,288
Stuart L. Levenick	167,750	155,268	41,533	364,551
Blanche L. Lincoln	125,000	155,268	25,315	305,583
Karen A. Puckett	145,000	155,268	21,322	321,590
(1)
Leo P. Denault, the Company’s Chairman and Chief Executive Officer, is not included in this table as he was an employee of the Company and thus received no additional compensation for his service as a director during 2019. The compensation received by Mr. Denault as an employee of the Company is shown in the 2019 Summary Compensation Table on page 57. Ms. Hyland became a member of the Board effective March 4, 2019. Accordingly, her compensation reported in this table represents prorated compensation for her service in 2019.

(2)
The amounts reported in this column consist of all fees earned or paid in cash for services as a director, including retainer fees, and Lead Director, Committee Chair and Nuclear Committee annual retainers, all of which are described under “Cash Compensation Paid to Non-Employee Directors” above.

(3)
The amounts in this column represent the aggregate grant date fair value determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“FASB ASC Topic 718”) for the shares of common stock granted on a quarterly basis to each non-employee director during 2019 and the 825 phantom stock units granted to each director in 2019 under the Director Service Recognition Program, other than Ms. Hyland who received a pro-rated number of phantom stock units. For a discussion of the relevant assumptions used in valuing these amounts, see Note 12 to the Financial Statements in our Form 10-K for the year ended December 31, 2019. As of December 31, 2019, the outstanding phantom units held by each non-employee director were: Mr. Burbank: 1,072; Mr. Condon: 4,074; Mr. Donald: 5,417; Mr. Frederickson: 3,574; Ms. Herman: 13,527; Ms. Hyland: 204; Mr. Levenick: 11,758; Ms. Lincoln: 7,327; and Ms. Puckett: 4,074.

(4)
The amounts in column (g) include dividend equivalents accrued under the Director Service Recognition Program, Company paid physical exams and related expenses and director education related expenses. For 2019, accrued dividend equivalents under the Director Service Recognition Program were: Mr. Burbank: $2,422; Mr. Condon: $13,409; Mr. Donald: $18,325; Mr. Frederickson: $11,579; Ms. Herman: $48,007; Ms. Hyland: $375; Mr. Levenick: $41,533; Ms. Lincoln: $25,315; and Ms. Puckett: $13,409.

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AUDIT MATTERS
Proposal 2 – Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accountants for 2020
The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent auditor. It annually reviews the qualifications, performance and independence of the Company’s independent auditor in accordance with regulatory requirements and guidelines and evaluates whether to change the Company’s independent auditor.
Based on this review, the Audit Committee has appointed Deloitte & Touche LLP (“Deloitte & Touche”) as the independent auditor to conduct the Company’s annual audit for 2020. Deloitte & Touche has served as the Company’s independent auditor since 2001. The Board considers the selection of Deloitte & Touche as the Company’s independent auditor for 2020 to be in the best interest of the Company and its shareholders. Although shareholder approval is not required for the appointment of Deloitte & Touche, the Board and the Audit Committee have determined that it would be desirable as a good corporate governance practice to request the shareholders to ratify the appointment of Deloitte & Touche as our independent auditor. Ratification requires the affirmative vote of a majority of the shares entitled to vote on the matter and present in person or represented by proxy at the Annual Meeting. If the shareholders do not ratify the appointment, the Audit Committee may reconsider the appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may select different independent auditors if it subsequently determines that such a change would be in the best interest of the Company and its shareholders.
The Board of Directors and the Audit Committee unanimously recommend that the shareholders vote FOR the ratification of the appointment of Deloitte & Touche LLP.
Audit Committee Report
The Entergy Corporation Board of Directors’ Audit Committee is comprised of four independent directors. The committee operates under a Board-adopted written charter which was revised most recently in May 2019. The Board has determined that each member of the Audit Committee has no material relationship with the Company under the Board’s independence standards and that each is independent and financially literate under the listing standards of the NYSE and under the SEC’s standards relating to independence of audit committees. In addition, the Board has determined that Messrs. Condon and Frederickson satisfy the financial expertise requirements of the NYSE and have the requisite experience to be designated an audit committee financial expert as that term is defined by the rules of the SEC.
Management is responsible for the preparation, presentation and integrity of Entergy’s financial statements and for maintaining appropriate accounting and financial reporting policies and practices and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Audit Committee is responsible for overseeing Entergy’s accounting and financial reporting processes and audits of Entergy’s financial statements. As set forth in its charter, the Audit Committee acts in an oversight capacity and relies on the work and assurances of management, Entergy’s internal auditors, as well as Entergy’s independent registered public accounting firm, Deloitte & Touche. Deloitte & Touche is responsible for auditing the consolidated financial statements of Entergy and expressing an opinion on their conformity with generally accepted accounting principles, as well as expressing an opinion on the effectiveness of internal control over financial reporting in accordance with the requirements of the Public Company Accounting Oversight Board (“PCAOB”).
The Audit Committee held 9 meetings during 2019. The meetings were designed to facilitate and encourage private communication between the Audit Committee and management, the internal auditors and Deloitte & Touche. During these meetings, the Audit Committee reviewed and discussed the audited annual financial statements, the unaudited interim financial statements and significant accounting policies applied by Entergy in its financial statements with management and Deloitte & Touche. The Audit Committee also has discussed with, and received regular status reports from Entergy’s General Auditor and Deloitte & Touche on the overall scope and plans for their audits of Entergy, including their scope and plans for evaluating the effectiveness of internal control over financial reporting as required by applicable rules of the PCAOB and applicable SEC rules. On a regular basis, the Audit Committee reviews Entergy’s cybersecurity risk management practices and performance, primarily by receiving reports on the Company’s cybersecurity management program as prepared by the Chief Information Officer, Chief Security Officer, and General Auditor.
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AUDIT MATTERS
The discussions with Deloitte & Touche also included the matters required to be discussed by the applicable requirements of the SEC and PCAOB, including Critical Audit Matters. The Audit Committee received from the independent registered public accounting firm the written disclosures and the letter required pursuant to applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with Deloitte & Touche, its independence. As required by SEC rules, lead audit partners are rotated every five years. The Audit Committee is directly involved in the selection process of the current and prior lead partners. One or more members of the Audit Committee meet with candidates for the lead audit partner and the committee discusses the appointment before the rotation occurs. Deloitte & Touche provides no internal audit services for Entergy and the Audit Committee has concluded that non-audit services provided by Deloitte & Touche are compatible with maintaining its independence.
Based on the above-referenced reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Entergy’s Annual Report on Form 10-K for the year ended December 31, 2019.
The Audit Committee of the Entergy Corporation Board of Directors:
Patrick J. Condon, Chair	M. Elise Hyland
Philip L. Frederickson	Karen A. Puckett
Independent Registered Public Accountants
A representative of Deloitte & Touche will be present at the Annual Meeting and will be available to respond to appropriate questions by shareholders and will be given an opportunity to make a statement if the representative desires to do so.
Aggregate fees billed to Entergy and its subsidiaries for the years ended December 31, 2019 and 2018 by Deloitte & Touche and their affiliates were as follows:
	2019	2018
Audit Fees	$8,710,000	$8,801,895
Audit-Related Fees(a)	775,000	1,017,119

Total audit and audit-related fees	$9,485,000	$9,869,014
Tax Fees		—
All Other Fees	31,835	—

Total Fees(b)	$9,516,835	$9,869,014
(a)	Includes fees for employee benefit plan audits, consultation on financial accounting and reporting, and other attestation services.
(b)	100% of fees paid in 2019 and 2018 were pre-approved by the Audit Committee.
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AUDIT MATTERS
Audit Committee Guidelines for Pre-Approval of Independent Auditor Services
The Audit Committee has adopted the following guidelines regarding the engagement of Entergy’s independent auditor to perform services for Entergy:
1.
The independent auditor will provide the Audit Committee, for approval, an annual engagement letter outlining the scope of services proposed to be performed during the fiscal year, including audit services and other permissible non-audit services (e.g. audit-related services, tax services, and all other services).

2.
For other permissible services not included in the engagement letter, Entergy management will submit a description of the proposed service, including a budget estimate, to the Audit Committee for pre-approval. Management and the independent auditor must agree that the requested service is consistent with the SEC’s rules on auditor independence prior to submission to the Audit Committee. The Audit Committee, at its discretion, will pre-approve permissible services and has established the following additional guidelines for permissible non-audit services provided by the independent auditor:

•	Aggregate non-audit service fees are targeted at fifty percent or less of the approved audit service fee.
•
All other services should only be provided by the independent auditor if it is a highly qualified provider of that service or if the Audit Committee pre-approves the independent audit firm to provide the service.

3.	The Audit Committee will be informed quarterly as to the status of pre-approved services actually provided by the independent auditor.
4.
To ensure prompt handling of unexpected matters, the Audit Committee delegates to the Audit Committee Chair or its designee the authority to approve permissible services and fees. The Audit Committee Chair or designee will report action taken to the Audit Committee at the next scheduled Audit Committee meeting.

5.	The Vice President and General Auditor will be responsible for tracking all independent auditor fees and will report quarterly to the Audit Committee.
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EXECUTIVE OFFICER COMPENSATION
Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation
Our Board is committed to strong governance and recognizes that Entergy’s shareholders have an interest in our executive compensation policies and practices. Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires that we provide our shareholders with the opportunity to vote to approve, on an advisory basis, the compensation of our named executive offices (“NEOs”). In recognition of the preference our shareholders expressed at Entergy’s 2011 annual meeting and affirmed at our 2017 annual meeting, the Board has held “Say-on-Pay” advisory votes on an annual basis. The next vote on the frequency of “Say-on-Pay” advisory votes will be held at the 2023 annual meeting of shareholders. Consistent with this practice and SEC rules, we are asking you to approve the following resolution:
RESOLVED that the shareholders of Entergy Corporation approve, on an advisory basis, the compensation of its Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting of Shareholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, and any related information found in the Proxy Statement of Entergy Corporation.
As discussed in the Compensation Discussion and Analysis section of this Proxy Statement, our compensation principles and underlying programs are designed to attract, motivate and retain key executives who are crucial to our long-term success. We believe the compensation paid to our NEOs reflects our commitment to pay for performance. Our Board recognizes that performance-based executive compensation is an important element in driving long-term shareholder value, and accordingly a significant percentage of our NEOs’ compensation is delivered in the form of long-term incentive awards that are designed to incentivize management to achieve results to the mutual benefit of shareholders and management. Moreover, a significant portion of our NEOs’ cash compensation is delivered in the form of annual performance bonuses that are paid based on the achievement of pre-defined performance measures. In addition, the Company recognizes that a strong governance framework is essential to effective executive compensation programs. This framework and executive compensation philosophy are established by an independent Personnel Committee that is advised by an independent executive compensation consultant.
This advisory vote is intended to address our overall compensation policies and practices related to the NEOs rather than any specific element of compensation. Because your vote is advisory, it will not be binding upon the Board or the Personnel Committee. However, the Board and Personnel Committee value your opinion and will review and consider the voting results when evaluating our executive compensation programs.
The following Compensation Discussion and Analysis provides additional details about our executive compensation programs. We believe the information provided above and within the Compensation Discussion and Analysis demonstrates that our executive compensation programs have been designed appropriately and work effectively to align management’s interests with the interests of shareholders. Accordingly, the Board of Directors requests that you approve our NEOs compensation by approving the advisory resolution.
The Board of Directors unanimously recommends that the shareholders vote FOR the advisory resolution approving the Company’s Named Executive Officer compensation.
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EXECUTIVE OFFICER COMPENSATION
Compensation Discussion and Analysis
This Compensation, Discussion and Analysis describes our executive compensation policies, programs, philosophy and decisions regarding our NEOs for 2019. We also explain how and why the Personnel Committee of our Board arrived at the specific compensation decisions involving the NEOs in 2019, who were:
Name	Age	Title
Leo P. Denault	60	Chairman of the Board and Chief Executive Officer
Andrew S. Marsh	48	Executive Vice President and Chief Financial Officer
A. Christopher Bakken, III	59	Executive Vice President, Nuclear Operations/Chief Nuclear Officer
Marcus V. Brown	58	Executive Vice President and General Counsel
Roderick K. West	51	Group President, Utility Operations
CD&A Table of Contents
36 •	2020 Proxy Statement

EXECUTIVE OFFICER COMPENSATION
Executive Summary
2019 Performance
In 2019, we continued to invest in the utility and reduce our business risk, delivering strong financial results and top quartile total shareholder returns to our owners.
Financial Performance
•	Earnings per Share. Our GAAP earnings per share increased to $6.30 from $4.63 per share in 2018. On an adjusted basis, our earnings per share increased to $5.40 per share from $5.29 per share in 2018.
•	Dividends. We increased our quarterly common stock dividend for the fifth straight year to $0.93 per share, or $3.72 on an annualized basis.
•	Total Shareholder Return. Our total shareholder return for 2019 was 44.3%, compared to 26.8% for the Philadelphia Utility Index, placing us in the top quartile of the index.
Investing in the Utility
Generation. In 2019, we continued to advance our portfolio transformation strategy by enhancing our infrastructure with a mix of efficient gas and renewable resources:
•
Entergy Arkansas announced plans for a 100-MW solar energy facility which, pending approval by the Arkansas Public Service Commission, will be the largest utility-owned solar facility in the state and the first to feature battery storage. Construction also continued on Chicot Solar Project, a 100-MW solar photovoltaic installation expected to be completed in 2020, at which time Entergy Arkansas will enter into an agreement to purchase power from the facility.

•
Entergy Louisiana completed construction of J. Wayne Leonard Power Station, a 943-MW combined cycle gas turbine (CCGT) generating plant, and continued construction of Lake Charles Power Station, a 994-MW CCGT expected to be in service in mid-2020. Additionally, construction continued on the Washington Parish Energy Center, a 361-MW simple-cycle combustion turbine expected to be in service in 2020, at which time Entergy Louisiana will acquire the facility. Construction also began on Capital Region Solar, a 50-MW facility; a 20-year power purchase agreement for the output from this facility was selected from a request for proposals for renewable resources.

•
Entergy Mississippi acquired Choctaw Generating Station, a 810-MW CCGT. Entergy Mississippi also has proposed to partner with Recurrent Energy on a new 100-MW solar energy farm; the proposal is currently before the Mississippi Public Service Commission.

•
Entergy New Orleans began construction of the New Orleans Power Station, a 128-MW unit comprised of natural gas-powered reciprocating internal combustion engines expected to be in service in 2020. Entergy New Orleans also (1) continued construction of 5 MW of distributed-scale solar resources through its Commercial Rooftop Solar Program, which leases commercial building rooftops to install utility-owned solar, expected to be completed in 2020, (2) began a pilot project for company-owned residential rooftop solar, completing 64 of 100 planned installations in 2019, and (3) received approval for three solar projects totaling 90 MW from its renewables request for proposals.

•	Entergy Texas began construction of the Montgomery County Power Station, a 993-MW CCGT expected to be in service in 2021.
Transmission. In 2019, we invested approximately $1 billion in transmission capital projects to connect generation assets; support economic development by serving new customers; and enhance system reliability, efficiency and resiliency.
Distribution. We continued to invest in grid modernization to improve reliability and provide state-of-the art tools and technology to improve efficiencies and reduce operating costs. In 2019 we began installing advanced meters throughout our service area and recently installed our one millionth meter.
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Customer Solutions and Innovation
We recognize that to be successful in the future we will need to better understand the outcomes our customers need and desire and engage with them differently than we have in the past, so that we can develop new customer solutions that will help them achieve their aspirations. To help us realize this customer-centric growth opportunity, in 2019 we launched KeyString Labs, an innovation center that focuses on three key functions: engaging with our stakeholders, including our most impoverished customers, to understand their expectations; evaluating new technologies and devices that enable distributed energy resources like residential and utility-scale solar, battery storage, backup generators, micro grids, and electric vehicle infrastructure; and developing scalable and innovative customer solutions that we can pilot and deploy across our service area.
Managing Risk
We manage risks in in our utility business by ensuring our utility investments are customer-centric, supported by progressive regulatory constructs, and executed with disciplined project management. Over the past several years, we have built constructive relationships with our regulators that have enabled the development of progressive regulatory mechanisms that now enable us to recover the vast majority of the costs we incur to deliver customer benefits at the same time the customers begin to receive the benefits. As a result of these efforts, we now have formula rate plans with forward-looking features in most of our jurisdictions, and in 2019 new legislation in Texas empowered the Public Utility Commission to establish a rider that would enable more timely recovery of generation investments in that jurisdiction, similar to existing riders for distribution and transmission investments.
Another key element of our risk mitigation strategy for the last several years has been the planned, orderly exit from our wholesale generation business. We continued to execute on that strategy in 2019 by completing the sale of the Vermont Yankee Nuclear Power Station and the Pilgrim Nuclear Power Station and entering into an agreement to sell the Indian Point Nuclear Center in 2021 following its shutdown. We also have an agreement to sell our remaining wholesale nuclear plant, the Palisades Nuclear Generating Station, following its shutdown in 2022.
Sustainability
Our leadership in sustainability, while demonstrated through our actions, has been nationally recognized. Following are a few of those recognitions:
•
We were included on the 2019 Dow Jones Sustainability North America Index and received perfect scores in the areas of materiality, policy influence, climate strategy, water-related risks, and corporate citizenship & philanthropy and top decile performance in the areas of corporate governance, codes of business conduct, transmission & distribution, and labor practice indicators. This was the 18th consecutive year for Entergy to be included on either the World or North America sustainability index or both.

•	We were named to Newsweek’s first-ever list of America’s Most Responsible Companies.
•	We were included as an inaugural member of the U.S. Chamber of Commerce Foundation Corporate Citizenship Center’s Corporate Citizenship Hall of Fame.
•	We received The Civic 50 Award, which recognizes the top 50 community-minded companies in the United States, for the fourth consecutive year.
•
Entergy's employee resource groups (ERGs) were collectively ranked among the top 25 U.S. employee and business resource groups and diversity councils for 2019 by the Association of ERGs and Councils. The ERG & Council Honors Award recognizes and honors outstanding contributions and achievements of the best employee and business resource groups and diversity councils in the country.

Environmental
Although we already operate one of the cleanest large-scale generation fleets in the country, in 2019 we established a new climate goal to reduce our carbon emission rate to 50% below year 2000 levels by 2030. Our environmental performance includes not only executing on our portfolio transformation strategy, but also developing solutions in partnership with other sectors that reduce societal emissions through beneficial electrification of other sectors of the economy – a carbon reduction strategy that yields business opportunities for Entergy. For example, our employee-led
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innovation center – KeyString Labs – is currently working on a shore-power initiative that would allow marine vessels to plug into the land-based electrical power grid while at berth, which significantly reduces environmental impacts and potentially lowers operating costs for vessel owners. In early 2020, our first shore-power project went into service and is expected to result in significant reductions of localized emissions.
We also actively engage in thought leadership to develop climate solutions in partnership with other sectors. We recently partnered with the U.S. Council on Sustainable Development to launch the Gulf Coast Carbon Collaborative, a first-of-its-kind industry initiative focused on cross-sector solutions to reducing greenhouse gas emissions.
Social
Communities. We thrive when our communities thrive. With an estimated 25% of our customers at or below the poverty level, we have placed poverty solutions at the center of our corporate social responsibility programs for two decades. This year Entergy is celebrating the 20th anniversary of our low-income customer initiative. In 1999 we revised our customer service policies, placing greater emphasis on our customers’ fundamental needs, and launched our low-income customer initiative. In the 20 years since, through various grant programs, customer bill pay assistance programs and our signature Super Tax Day program, we have helped power the lives of hundreds of thousands of people, not only by keeping their power on and gas flowing, but also by placing them on the path to economic self-sufficiency. Additionally, Entergy and its employees give back to their communities in many ways, such as through philanthropy and employee and retiree volunteerism. In 2019, Entergy employees and retirees volunteered more than 115,000 service hours, and Entergy invested approximately $15 million in our communities through philanthropy in areas such as education and workforce development, poverty solutions and social services, and community improvement and enrichment.
Employees. Our people and our culture are critical to our success. Our holistic approach to our human resources strategy includes workforce safety and wellness, organizational health, effective and forward-looking talent management and competitive compensation and benefits. Our focus on organizational health fosters an engaged and productive culture that positions Entergy to deliver sustainable value to stakeholders. Since initially administering the survey in 2014, we have improved from fourth quartile in 2014 to second quartile in 2019 while substantially increasing our employees’ participation in the survey. We stand committed to achieving top-quartile results and continuing to take action to improve our organizational health and enhance diversity, inclusion and belonging at Entergy. We are also focused on forward-looking talent management, as the foundational building block of our talent management program is workforce planning to determine the anticipated demand for positions and skills. We continue to build partnerships with local colleges and universities, utilizing externship and internship programs to build the workforce of tomorrow, as well as internal reskilling and upskilling opportunities for our employees.
For more information on our 2019 performance and accomplishments in these and other areas, please see our 2019 Integrated Report, at integratedreport.entergy.com.
Our Compensation Principles and Philosophy
Entergy’s executive compensation programs are based on a philosophy of pay for performance that is embodied in the design of our compensation programs. We believe the executive pay programs:
•	Motivate our management team to drive strong financial and operational results.
•	Attract and retain a highly experienced and successful management team.
•
Incentivize and reward the achievement of financial metrics that are deemed by the Personnel Committee to be consistent with the overall goals and strategic direction that the Board has approved for the Company.

•	Align the interests of our executives and our shareholders by directly tying the value of equity-based awards to our stock price performance, relative total shareholder return and earnings growth.
•	Create sustainable value for the benefit of all of our stakeholders, including our owners, customers, employees and communities.
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Executive Compensation Best Practices
We regularly review our executive compensation programs to align them with commonly viewed best practices in the market and to reflect feedback from our discussions with investors on executive compensation.
What We Do
✔	Executive compensation programs are highly correlated to performance and focused on long-term value creation
✔	Double trigger for cash severance payments and equity acceleration in the event of a change in control
✔	Clawback policy
✔	Maximum payout capped at 200% of target under our Annual Incentive Plan and Long-Term Performance Unit Program for members of the Office of the Chief Executive
✔	Minimum vesting periods for equity-based awards
✔	Rigorous goal setting aligned with externally disclosed annual and multi-year financial targets
✔	Long-term compensation mix weighted more toward performance units than service-based equity awards
✔	All long-term incentive compensation settled in Entergy stock
✔	Rigorous stock ownership requirements
✔	Annual Say-on-Pay vote
What We Don’t Do
×	No 280G tax “gross up” payments in the event of a change in control
×	No tax “gross up” payments on executive perquisites, other than relocation benefits
×	No option repricing or cash buy-outs for underwater options without shareholder approval
×	No agreements providing for severance payments to executive officers that exceed 2.99 times annual base salary and annual incentive awards without shareholder approval
×	No unusual or excessive perquisites
×	No hedging or pledging of Entergy stock
×	No fixed term employment agreements
×	No new officer participation in the System Executive Retirement Plan
×	No grants of supplemental service credit to newly-hired officers under any of the Company’s non-qualified retirement plans
2019 Executive Compensation Program Changes
During 2019, the Personnel Committee approved the following changes to our executive officer compensation programs:
•
Changes In Annual Incentive Plan Performance Measures. In 2019, in recognition of the Company’s successful execution on its strategy to exit the EWC business, the Company decided to establish a new, single non-GAAP earnings measure for guidance and investor reporting purposes that would better reflect Entergy’s ongoing business and respond to feedback received from investors on the earnings measures on which the Company had previously reported and guided. This new measure, Entergy Adjusted Earnings Per Share (“ETR Adjusted EPS”), adjusts the Company’s as reported (GAAP) earnings per share results to eliminate the impact of its EWC business, significant tax items and other non-routine items. With this change in the external guidance measure, and given the Personnel Committee’s desire to maintain an appropriate degree of alignment between the Company’s externally communicated earnings targets and the targets under the annual incentive plan, the committee adopted new performance measures to determine the maximum funding level of the annual incentive plan, with each performance measure weighted equally:

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○
The earnings measure, ETR Tax Adjusted Earnings Per Share or ETR Tax Adjusted EPS, is based on the externally reported ETR Adjusted EPS, which is then adjusted to add back the effect of significant tax items, and to eliminate the effect of major storms, the resolution of certain unresolved regulatory litigation matters, changes in federal income tax law and unrealized gains or losses on equity securities (the “Pre-Determined Exclusions”).

○
The cash flow measure, ETR Adjusted Operating Cash Flow, or ETR Adjusted OCF, is calculated based on the Company’s as-reported (GAAP) operating cash flow, adjusted to eliminate the effect of any significant non-routine items not representative of the ongoing business, such as items associated with the decisions to sell or close the EWC nuclear plants, and any Pre-Determined Exclusions.

•
Change in Long-Term Performance Unit Program (“LTIP”) Performance Measures. In keeping with the change in the Company’s external guidance measure, the committee also adopted a new earnings measure for use in measuring performance under the LTIP. In particular, the committee decided that, for the 2019 – 2021 LTIP period, the performance measures will be (1) cumulative ETR Adjusted EPS, adjusted to eliminate the effect of any Pre-Determined Exclusions, and (2) relative total shareholder return (“TSR”), with relative TSR weighted 80% and cumulative ETR Adjusted EPS accounting for the remaining 20%.

•
Short-Term and Long-Term Incentive Targets Tailored to Role: Beginning in 2019, an executive officer’s short and long-term incentive targets are being determined based on job-specific market data for the officer’s role. Previously, the targets were the average of the market data for the officers within a specific management level, without regard to the officer’s specific job functions. We believe that this change will help assure that each officer’s incentive targets are market competitive with respect to the officer’s particular role.

Consideration of Most Recent Say-On-Pay Vote

Following our 2019 Annual Meeting of Shareholders, the Personnel Committee reviewed the results of the shareholder advisory vote on executive compensation (“Say-on-Pay Vote”) that was held at the meeting with respect to the 2018 compensation actions and decisions for Mr. Denault and the other NEOs. Given the high level of support expressed for the Company’s executive compensation programs and the feedback received through our annual shareholder outreach process, the Personnel Committee believes that the Company’s shareholders are generally supportive of our executive compensation pay practices, and the committee did not make any changes to Entergy’s executive compensation programs in response to this advisory vote.

“At Risk” Compensation
Our total direct compensation (“TDC”) consists of base salary, annual cash incentive and long-term incentive awards. We target TDC for our executive officers at market median and place a significant portion of that compensation “at risk,” subject to achieving both short-term and long-term performance goals. As illustrated in the charts below:
•
For 2019, 87% of our Chief Executive Officer’s target TDC was variable, including 70% in long-term incentives and 17% in annual incentives and on average, approximately 76% of our other NEOs’ target TDC was variable, including an average of 59% in long-term incentives and 17% in annual incentives (excluding non-qualified supplemental retirement income, nuclear retention plan payments and compensation reported as “all other compensation” in the 2019 Summary Compensation Table).

•	Only the base salary portion of annual target TDC is fixed.
Paying for Performance
2019 Incentive Pay Outcomes
We believe the 2019 incentive pay outcomes for our NEOs demonstrated the application of our pay for performance philosophy.
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Annual Incentive Awards
•
Annual incentive awards are tied to our financial and operational performance through the Entergy Achievement Multiplier (“EAM”), which is the performance metric used to determine the maximum funding available for awards under the plan. The 2019 EAM was determined based on two equally weighted performance metrics: (i) ETR Tax Adjusted EPS; and (ii) ETR Adjusted OCF. Below are the 2019 targets and results determined by the Personnel Committee:

Annual Incentive Plan	2019 Targets	2019 Results
ETR Tax Adjusted EPS	$5.30	$6.53
ETR Adjusted OCF ($ billions)	$3.100	$2.966
EAM	100%	139%
Average NEO Payout (as a percentage of target)		136%
Long-Term Performance Unit Program
•
For the long-term performance units, Entergy’s TSR in relation to the TSR of the companies included in the Philadelphia Utility Index was established as the performance measure for the 2017 – 2019 performance period. In January 2020, the Personnel Committee certified the following results:

Long-Term Performance Unit Program	2017- 2019 LTIP Target	2017- 2019 LTIP Result
Relative TSR	Median	1st Quartile
Payout (as a percentage of target)	100%	200%
Alignment of Pay and Performance
The figure below compares for each of the past three years, (i) Mr. Denault’s compensation as reported in the Summary Compensation Table (“SCT Compensation”), which reflects the accounting value of long-term incentives at grant date and not the value actually received from these grants or their potential future value; and (ii) his Realized Pay, which is the amount he actually received in the applicable year. The chart also illustrates how our TSR (consisting of stock price appreciation/depreciation and dividends paid during the period) has compared to the TSR of the companies in the Philadelphia Utility Index over the three-year period presented. We believe this comparison illustrates the important role that “at risk” performance-based compensation plays in linking the value of compensation actually received by our Chief Executive Officer to the various performance measures used by our programs and to the Company’s TSR.
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12/31/2016
Indexed TSR
$100
12/31/2017
S&P 500
$121.83
ETR
$115.89
PHLX
$112.82
12/31/2018
ETR
$128.17
S&P 500
$116.49
PHLX
$116.79
12/31/2019
ETR
$184.99
S&P 500
$153.18
PHLX
$148.11
$13.2
$5.5
$10.3
$9.6
$14.3
$21.4
Compensation ($Millions)
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$200
$175
$150
$125
$100
$75
$50
$25
$0
Total Shareholder Return
Value $100 Invested on 12/31/16
2017
2018
2019
Summary Comp Table
Realized Pay
PHLX
ETR
S&P 500

For purposes of the preceding figure:
(1)
SCT Compensation: (i) base salary paid in each year; (ii) actual bonus earned for each year; (iii) the grant date fair value of long-term incentive awards; (iv) the change in pension value for each year; and (v) all other compensation for each year, each as shown in the Summary Compensation Table.

(2)
Realized Pay: (i) base salary paid in each year; (ii) the actual bonus earned for each year; (iii) for stock option grants, the gain on any options exercised during each year valued on the exercise date; (iv) for performance units, the actual payout for the performance periods ending each year valued at each year’s closing price; and (v) for restricted stock grants, the value of grants vesting in each year valued at each year’s closing price. The increases in Mr. Denault’s realized pay from 2017 to 2018 and from 2018 to 2019 primarily reflect the impact of increases in the Company’s stock price on the value of long term incentives and the Company’s strong TSR in relation to its peers over the periods presented.

What We Pay and Why
Competitive Positioning
➢	Market Data for Compensation Comparison
Annually, the Personnel Committee reviews:
•	published and private compensation survey data compiled by Pay Governance, the Personnel Committee’s independent compensation consultant;
•	both utility and general industry data to determine total cash compensation (base salary and annual incentive) for non-industry specific roles;
•	data from utility companies to determine total cash compensation for management roles that are utility-specific, such as Group President, Utility Operations; and
•	utility market data to determine long-term incentives for all positions.
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➢	How the Personnel Committee Uses Market Data
The Personnel Committee uses this survey data to develop compensation opportunities that are designed to deliver TDC within a targeted range of approximately the 50th percentile of the surveyed companies in the aggregate. In most cases, the committee considers its objectives to have been met if our Chief Executive Officer and the eight other executive officers (including all of the NEOs) who constitute our Office of the Chief Executive each has a TDC opportunity that falls within a targeted range of 85% – 115% of the 50th percentile of the survey data. In general, compensation levels for an executive officer who is new to a position tend to be at the lower end of the competitive range, while seasoned executive officers with strong performance who are viewed as critical to retain would be positioned at the higher end of the competitive range. Generally, differences in the levels of TDC among the NEOs are primarily driven by the scope of their responsibilities, differences in the competitive market pay range for similar positions, performance and considerations of internal pay equity.
➢	Proxy Peer Group
Although the survey data described above are the primary data used in benchmarking compensation, the committee uses compensation information from the companies included in the Philadelphia Utility Index to evaluate the overall reasonableness of the Company’s compensation programs and to determine relative TSR for the 2017 – 2019 LTIP awards. Companies included in the Philadelphia Utility Index at the time the proxy data was compiled were as follows:
AES Corporation	Consolidated Edison Inc.	El Paso Electric Co.	PG&E Corporation
Ameren Corporation	Dominion Energy	Eversource Energy	Public Service Enterprise Group Inc.
American Electric Power Co. Inc.	DTE Entergy Company	Exelon Corporation	Southern Company
American Water Works	Duke Energy Corporation	FirstEnergy Corporation	Xcel Energy Inc.
CenterPoint Energy Inc.	Edison International	NextEra Energy, Inc.
Principal Executive Compensation Elements
The following table summarizes the elements of TDC granted or paid to our executive officers under our 2019 executive compensation programs. The programs use a mix of fixed and variable compensation elements and are designed to provide alignment with both short- and long-term business goals through annual and long-term incentives. An executive officer’s TDC is based primarily on corporate performance, market-based compensation levels and individual performance with each of these elements reviewed annually for each NEO.
Compensation Element	Primary Purpose	Performance Measured	Performance Period
Base Salary (Cash)	Provides a base level of competitive cash compensation for executive talent.	Experience, job scope, market data, individual performance and internal equity	Annual
Annual Incentive (Cash)	Motivates and rewards executives for performance on key financial measures during the year.	ETR Tax Adjusted EPS ETR Adjusted OCF	1 year
Long-Term Performance Unit Program (Equity)	Focuses our executives on growing earnings and building long-term shareholder value and increases our executives’ ownership of our common stock.	Relative TSR Cumulative ETR Adjusted EPS	3 years
Stock Options (Equity)	Align interests of executives with long-term shareholder value, provide competitive compensation and increase our executives’ ownership in our common stock.	Stock price, job scope, market data and individual performance	3 years
Restricted Stock (Equity)	Aligns interests of executives with long-term shareholder value, provides competitive compensation, retains executive talent and increases our executives’ ownership in our common stock.	Stock price, job scope, market data and individual performance	3 years
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Fixed Compensation
Base Salary
When setting our NEOs’ base salary, the Personnel Committee generally targets the range of compensation paid to similarly situated executive officers of the companies included in the market data previously discussed in this Compensation, Discussion and Analysis under “Competitive Positioning.” The base salaries of our NEOs are considered annually as part of our performance review process, and upon an NEO’s promotion or other change in job responsibilities Based on this review in 2019, all of the NEOs, other than Mr. Denault, received merit increases in their base salaries ranging from approximately 2.5% to 4.5%. In 2019, Mr. Denault did not receive a merit increase in his base salary. Instead, the Personnel Committee increased Mr. Denault’s TDC by increasing his annual and long-term incentive target opportunities, thus increasing the share of his compensation that is “at risk.”
The following table sets forth the 2018 and 2019 base salaries for our NEOs. Changes in base salaries for 2019 were effective in April.
NEO	2018 Base Salary	2019 Base Salary
Leo P. Denault	$1,260,000	$1,260,000
Andrew S. Marsh	$622,000	$650,000
A. Christopher Bakken, III	$638,125	$654,078
Marcus V. Brown	$650,000	$666,250
Roderick K. West	$696,598	$714,013
Variable Compensation
Short-Term Incentive Compensation
Annual Incentive Awards
Process for Determining Annual Incentive Awards

STEP 1 – Establish Performance Measures to Determine EAM Pool:
Annually, the Personnel Committee engages in a rigorous process to determine the performance measures that will be used to determine the EAM, which is the overall performance metric used to determine the maximum amount available for annual incentive awards.
•
The committee’s goal is to establish performance measures that are consistent with the Company’s strategy and business objectives for the upcoming year, as reflected in its financial plan, and are designed to drive results that represent a high level of achievement.

•
These measures are approved based on a comprehensive review by the full Board of the Company’s financial plan, conducted in December of the preceding year and updated in January to reflect key drivers of anticipated changes in performance from the preceding year.

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STEP 2 – Establish Target Achievement Levels:
In January, after the Company’s financial plan is updated to reflect any changes from that reviewed in December, the Personnel Committee establishes the specific targets that must be achieved for each performance measure. The Personnel Committee seeks to ensure that the targets:
•	Take into account changes in the business environment and specific challenges facing the Company;
•	Reflect an appropriate balancing of the various risks and opportunities recognized at the time the targets are set; and
•	Are aligned with external expectations communicated to our shareholders.
STEP 3 – Establish NEO Target Opportunities:
In January of each year, the Personnel Committee establishes the target opportunities for each NEO based on its review of the competitive analysis of job-specific market data prepared by Pay Governance as well as the officer’s role, individual performance and internal equity considerations. The 2019 target opportunities were increased for Mr. Denault, Mr. Marsh and Mr. Brown to align more closely with market data. Mr. Bakken’s and Mr. West’s 2019 target opportunities were unchanged from the levels set in 2018.
STEP 4 – Determine the EAM:
In January, after the end of the fiscal year, the Finance and Personnel Committees jointly review the Company’s financial results and the Personnel Committee determines the EAM, which represents the level of success in achieving the performance objectives established by the committee and determines the maximum funding level of the annual incentive plan, as a percentage of the total target opportunity.
STEP 5 – Determine Annual Incentive Awards:
To determine individual executive officer awards under the annual incentive plan, the Personnel Committee considers not only each executive’s role in executing on the Company’s strategies and delivering the financial performance achieved, but also the individual’s accountability for any challenges the Company experienced during the year.
Establishing 2019 Financial Measures and Targets
Using the process described above, in December 2018, the Personnel Committee decided to use ETR Tax Adjusted EPS and ETR Adjusted OCF, with each measure weighted equally, as the performance measures for determining the 2019 EAM pool. ETR Tax Adjusted EPS is based on ETR Adjusted EPS, which is the primary earnings measure used by the Company externally and the measure on which it provides annual earnings guidance, which is then adjusted to add back the effect of any significant tax items that were excluded to arrive at ETR Adjusted EPS and to eliminate the effects, if any, of the Pre-Determined Exclusions. ETR Adjusted OCF, is calculated based on the Company’s as-reported (GAAP) operating cash flow, adjusted to eliminate the effect of any significant non-routine items not representative of the ongoing business, such as items associated with the decisions to sell or close the EWC nuclear plants, and any Pre-Determined Exclusions. The Personnel Committee determined that ETR Tax Adjusted EPS and ETR Adjusted OCF were the appropriate metrics to use for this purpose because:
•	They are based on objective financial measures that we and our investors consider to be important in evaluating our financial performance;
•	They are based on the same metrics we use for internal and external financial reporting; and
•	They provide both discipline and transparency.
The Personnel Committee considered it appropriate to use ETR Tax Adjusted EPS, which adds back the effect of significant tax items that may have been excluded from ETR Adjusted EPS, as the earnings measure because of the significant benefits to the Company resulting from such tax items and the management effort required to achieve them. The committee also considered the appropriateness of excluding the effect of each of the Pre-Determined Exclusions from each of the financial measures. It viewed the exclusion of major storms as appropriate because although the Company includes estimates for storm costs in its financial plan, it does not include estimates for a major storm event, such as a
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hurricane. The Personnel Committee considered the exclusion of any unanticipated effects of the tax reform legislation adopted at the end of 2017 to be appropriate because of the lingering uncertainty around those effects and the inability of management to impact those results. The Personnel Committee approved the other exclusions from reported results — for the impact of certain legacy unresolved regulatory litigation and unanticipated unrealized gains and losses on securities held by the Company’s nuclear decommissioning trusts — primarily because of management’s inability to influence either of the related outcomes.
In determining the targets to set for 2019, the Personnel Committee reviewed anticipated drivers and risks to the Company’s expectations for its adjusted earnings and operating cash flow for 2019 as set forth in the Company’s financial plan, as well as factors driving the strong financial performance achieved in 2018. The Personnel Committee confirmed that the proposed plan targets for ETR Tax Adjusted EPS and ETR Adjusted OCF reflected substantial growth in the core weather-adjusted utility earnings and consolidated operating cash flow measures underlying the annual incentive plan targets. The Personnel Committee also considered the potential impact of a wide range of identified risks and opportunities and confirmed that there appeared to be more downside risk than upside opportunity embedded in the financial plan targets and, as a result, the Personnel Committee believed that the related annual incentive plan targets reflected a reasonable degree of challenge.
2019 Performance Assessment
The following table shows the 2019 annual incentive plan performance metrics and targets established by the Personnel Committee to determine the 2019 EAM and 2019 results:
Annual Incentive Plan Targets and Results
	Weight	Performance Goals(1)
		Minimum	Target	Maximum	2019 Results(2)
ETR Tax Adjusted EPS ($)(3)	50%	4.77	5.30	5.83	$6.53
ETR Adjusted OCF($ billion)	50%	2.650	3.100	3.550	2.966
EAM as % of Target		25%	100%	200%	139%
(1)
Payouts for performance between minimum and target achievement levels and between target and maximum achievement levels are calculated using straight-line interpolation. There is no payout for performance below the minimum achievement level.

(2)	See Appendix A for the reconciliation of non-GAAP financial measures to GAAP results.
(3)
ETR Tax Adjusted EPS is a different measure than the consolidated operational earnings per share and ETR Adjusted OCF was a different measure than the operational operating cash flow used to determine the 2018 annual incentive awards. As a result, the goals and results are not comparable year over year.

In January 2020, the Finance and Personnel Committees jointly reviewed the Company’s financial results against the performance objectives reflected in the table above. Management discussed with the committees the Company’s ETR Tax Adjusted EPS and the ETR Adjusted OCF results for 2019, including primary factors explaining how those results compared to the 2019 business plan and annual incentive plan targets set in January 2019. ETR Tax Adjusted EPS exceeded the ETR Tax Adjusted EPS target of $5.30 per share by $1.23, but management fell short of achieving its ETR Adjusted OCF target of $3.1 billion by approximately $134 million, leading to a calculated EAM of 139%. None of the Pre-Determined Exclusions resulted in any adjustments to ETR Tax Adjusted EPS and ETR Adjusted OCF.
In addition to the foregoing results, the Personnel Committee considered management’s degree of success in achieving various operational and regulatory goals set out at the beginning of the year and in overcoming certain challenges that arose in the business during the course of the year. The committee also considered (i) the Company’s degree of success in achieving its published earnings guidance, which it exceeded by $0.10 per share at the midpoint of the original guidance range for ETR Adjusted EPS provided at the beginning of the year and by $0.05 per share at the midpoint of the adjusted guidance range published in July 2019, and (ii) its TSR performance for 2019 in relation to the Philadelphia Utility Index, which placed the Company in the top quartile of companies in the index with a TSR of 44.3% for
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the year. Finally, the committee reviewed the impact on ETR Tax Adjusted EPS and ETR Adjusted OCF of significant tax items that were included in the results and additional pension contributions made during the year beyond those that were required or included in the initial 2019 financial plan. Following this review, the committee decided to approve the EAM as calculated in accordance with the plan design.
To determine individual executive officer awards under the annual incentive plan, the Personnel Committee considered not only each executive’s role in executing on the Company’s strategies and delivering the strong financial performance achieved in 2019, but also the individual’s accountability for certain operational and regulatory challenges the Company experienced during the year. With these considerations in mind, the committee exercised negative discretion to determine individual awards that ranged from 135% to 137% of target for each of the NEOs, with the extent of the negative discretion applied varying based on the executive’s specific accountabilities and accomplishments.
Based on the foregoing evaluation of management performance, the Personnel Committee approved the following annual incentive payouts:
NEO	Base Salary	Target as Percentage of Base Salary	Payout as Percentage of Target(1)	2019 Annual Incentive Award
Leo P. Denault	$1,260,000	140%	137%	$2,416,680
Andrew S. Marsh	$650,000	80%	137%	$712,400
A. Christopher Bakken, III	$654,078	70%	135%	$618,104
Marcus V. Brown	$666,250	75%	137%	$684,573
Roderick K. West	$714,013	70%	135%	$674,742
(1)	The NEOs could earn a maximum payout ranging from 0% to 200% of their target opportunity, not to exceed the EAM.
Long-Term Incentive Compensation
Overview
Long-term incentive compensation, consisting solely of equity awards in 2019, represents the largest portion of executive officer compensation. We believe the combination of long-term incentives we employ provides a compelling performance-based compensation opportunity, acts in retaining the senior management team, and aligns the interests of our executive officers with the interests of our shareholders and customers by enhancing executives focus on the Company’s long-term goals. In general, we seek to allocate the total target value of long-term incentive compensation as follows:

2019 Long-Term Incentive Award Mix
Beginning in 2019, a dollar value was established for each NEO’s long-term incentive awards target. The targeted award value for each NEO was determined based on market median compensation data for the officer’s role, adjusted to reflect individual performance and internal equity. Previously, the targets for each NEO were the average of the market data for the officers within a specific management level, without regard to the officer’s specific job functions. In January 2019,
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the Personnel Committee approved the 2019 long-term incentive award target values for the NEOs. This value was then converted into the number of performance units, stock options and shares of restricted stock granted to each NEO using the allocation described above based on the target grant date value.
NEO	LTI Grant Date Value
Leo P. Denault	$6,600,000
Andrew S. Marsh	$1,933,750
A. Christopher Bakken, III	$1,558,800
Marcus V. Brown	$1,528,750
Roderick K. West	$1,641,200
Long-Term Incentive Performance Unit Program
Our NEOs are issued performance unit awards under our LTIP.
•	Each performance unit represents one share of our common stock at the end of the three-year performance period, plus dividends accrued during the performance period.
•	The performance units and accrued dividends on any shares earned during the performance period are settled in shares of Entergy common stock.
•	The Personnel Committee sets payout opportunities for the program at the outset of each performance period.
•	No payout if the TSR falls within the lowest quartile of the peer companies in the Philadelphia Utility Index and Cumulative ETR Adjusted EPS is below the minimum performance goal.
•	All shares paid out under the LTIP are required to be retained by our executive officers until applicable executive stock ownership requirements are met.
The LTIP specifies a minimum, target and maximum achievement level, the achievement of which will determine the number of performance units that may be earned by each participant. For the 2019 – 2021 performance period, the Personnel Committee chose the performance measures and targets set forth below. Given the economic and market conditions at the time the targets were set, the target payout level for the Cumulative ETR Adjusted EPS goal was designed to be challenging, but achievable while payout at the maximum levels was designed to require stretch performance.
2019 – 2021 LTIP Performance Period Measures and Goals
Performance Measures(1)	LTIP Measure Weight	Payout
Relative TSR	80%	Minimum (25%) – Bottom of 3rd Quartile Target (100%) – Median Percentile Maximum (200%) – Top Quartile
Cumulative ETR Adjusted Earnings Per Share ($)	20%	Minimum (25%) – Minus 10% of Target Target (100%) – 100% of Target Maximum (200%) – Plus 10% of Target
(1)	Payouts for performance between achievement levels are calculated using straight-line interpolation, with no payouts for performance below the minimum achievement level for both performance measures.
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EXECUTIVE OFFICER COMPENSATION
Performance Measures:
Relative TSR:
•
The Personnel Committee chose relative TSR as a performance measure because it reflects the Company’s creation of shareholder value relative to other electric utilities included in the Philadelphia Utility Index over the performance period. By measuring performance in relation to an industry benchmark, this measure is intended to isolate and reward management for the creation of shareholder value that is not driven by events that affect the industry as a whole.

•
Minimum, target and maximum performance levels are determined by reference to the ranking of Entergy’s TSR in relation to the TSR of the companies in the Philadelphia Utility Index. The Personnel Committee identified the Philadelphia Utility Index as the appropriate industry peer group for determining relative TSR because the companies included in this index, in the aggregate, are deemed to be comparable to the Company in terms of business and scale.

Cumulative ETR Adjusted Earnings Per Share
•
Cumulative ETR Adjusted Earnings Per Share, which adjusts Entergy’s as reported (GAAP) results to eliminate the impact of EWC and other non-routine items, was selected in 2019 as a performance measure because the committee wished to incentivize management to achieve steady, predictable earnings growth for the Company over the three-year performance period, and because it aligns with the earnings measure used to communicate the Company’s earnings expectations externally to investors.

•
In a manner similar to the way targets are established for the annual incentives, targets for the Cumulative ETR Adjusted EPS performance measure were established by the Personnel Committee after the Entergy Board‘s review of Entergy’s financial plan for the three-year period beginning in 2019 and are consistent with the earnings expectations for the Company that are communicated to investors. These targets also incorporate the Pre-Determined Exclusions discussed previously with respect to the annual incentive measures.

Stock Options and Restricted Stock
We grant stock options and shares of restricted stock because they align the interests of our executive officers with long-term shareholder value, provide competitive compensation, and increase our executives’ ownership in our common stock. Generally, stock options are granted with a maximum term of ten years, and vest one-third on each of the first three anniversaries of the date of grant. The exercise price for each option granted in 2019 was $89.19, which was the closing price of Entergy’s common stock on the date of grant. Shares of restricted stock vest one-third on each of the first three anniversaries of the date of grant, are paid dividends which are reinvested in shares of Entergy stock and have full voting rights. The dividend reinvestment shares are subject to forfeiture similar to the terms of the original grant.
2019 Long-Term Incentive Awards
In January 2019, the Personnel Committee granted the following LTIP performance units, stock options and shares of restricted stock to each NEO. The number of performance units, options and shares of restricted stock were determined as discussed above under “Long-Term Incentive Compensation – 2019 Long-Term Incentive Award Mix.”
NEO	2019 – 2021 Target LTIP Performance Units	Stock Options	Shares of Restricted Stock
Leo P. Denault	40,508	154,206	15,259
Andrew S. Marsh	11,869	45,182	4,471
A. Christopher Bakken, III	9,568	36,421	3,604
Marcus V. Brown	9,383	35,719	3,535
Roderick K. West	10,073	38,346	3,795
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All of the performance units, the shares of restricted stock and stock options granted to our NEOs in 2019 were granted pursuant to the 2015 Equity Ownership Plan or 2015 Equity Plan. The 2015 Equity Plan requires both a change in control and an involuntary job loss without cause or a resignation by the NEO for good reason in connection with a change in control (a “double trigger”) for the acceleration of these awards upon a change in control.
2019 LTIP Payouts
Payout for the 2017 – 2019 LTIP Performance Period. For the 2017 – 2019 three-year performance period, the Personnel Committee chose relative TSR as the performance measure with the payout subject to achievement of the following:
2017 – 2019 LTIP Performance Period Measure and Goals
Performance Measure(1)		Minimum	Target	Maximum
Relative TSR	4th Quartile	Bottom of 3rd Quartile	Median Percentile	Top Quartile
Payout	No Payout	Minimum Payout of 25% of Target	100% of Target	200% of Target
(1)	Payouts for performance between achievement levels are calculated using straight-line interpolation, with no payouts for performance below the minimum achievement level.
In January 2020, the Personnel Committee reviewed the Company’s TSR for the 2017 – 2019 performance period in order to determine the payout to participants. The committee compared the Company’s TSR against the TSR of the companies that comprise the Philadelphia Utility Index, with the performance measures and range of potential payouts for the 2017 – 2019 performance period as provided above. As recommended by the Finance Committee, the Personnel Committee concluded that the Company’s relative TSR for the 2017 – 2019 performance period was in the top quartile, yielding a payout of 200% of target for the NEOs.
NEO	2017 – 2019 Target	Number of Shares Issued(1)	Value of Shares Actually Issued(2)	Grant Date Fair Value(3)
Leo P. Denault	48,700	106,131	$13,405,407	$3,477,180
Andrew S. Marsh	8,300	18,088	$2,284,695	$592,620
A. Christopher Bakken, III	8,300	18,088	$2,284,695	$592,620
Marcus V. Brown	8,300	18,088	$2,284,695	$592,620
Roderick K. West	8,300	18,088	$2,284,695	$592,620
(1)	Includes accrued dividends.
(2)	Value determined based on the closing price of our common stock on January 17, 2020 ($126.31), the date the Personnel Committee certified the 2017 – 2019 performance period results.
(3)	Represents the aggregate grant date fair value calculated in accordance with applicable accounting rules as reflected in the 2017 Summary Compensation Table.
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Benefits and Perquisites
Entergy’s NEOs are eligible to participate in or receive the following benefits:
Plan Type	Description
Retirement Plans	Company-sponsored:

	•	Entergy Retirement Plan − a tax-qualified final average pay defined benefit pension plan that covers a broad group of employees hired before July 1, 2014.
	•	Cash Balance Plan − a tax-qualified cash balance defined benefit pension plan that covers a broad group of employees hired on or after July 1, 2014.
	•	Pension Equalization Plan − a non-qualified pension restoration plan for a select group of management or highly compensated employees who participate in the Entergy Retirement Plan.
	•	Cash Balance Equalization Plan − a non-qualified restoration plan for a select group of management or highly compensated employees who participate in the Cash Balance Plan.
	•	System Executive Retirement Plan − a non-qualified supplemental retirement plan for individuals who became executive officers before July 1, 2014.

See 2019 Pension Benefits beginning on page 62 of this Proxy Statement for additional information regarding the operation of the plans described above.
Savings Plan	Company-sponsored 401(k) Savings Plan that covers a broad group of employees.
Health & Welfare Benefits
Medical, dental and vision coverage, life and accidental death and dismemberment insurance, business travel accident insurance and long-term disability insurance.

Eligibility, coverage levels, potential employee contributions and other plan design features are the same for the NEOs as for the broad employee population.

2019 Perquisites
Corporate aircraft usage and annual mandatory physical exams. The NEOs do not receive tax gross ups on any benefits. For additional information regarding perquisites, see the “All Other Compensation” column in the 2019 Summary Compensation Table on page 57 of this Proxy Statement.

Deferred Compensation
The NEOs are eligible to defer up to 100% of their base salary and annual incentive plan awards into the Company-sponsored Executive Deferred Compensation Plan. As of December 31, 2019, none of the NEOs participated in this plan.

Executive Disability Plan
Eligible individuals who become disabled under the terms of the plan are eligible for 65% of the difference between their annual base salary and $276,923 (the annual base salary that produces the maximum $15,000 monthly disability payment under our general long-term disability plan).

We provide these benefits to our NEOs as part of our effort to provide a competitive executive compensation program and because we believe these benefits are important retention and recruitment tools since many of the companies with which we compete for executive talent provide similar arrangements to their senior executive officers.
Severance and Retention Arrangements
System Executive Continuity Plan
The Personnel Committee believes that retention and transitional compensation arrangements are an important part of overall compensation, as they help to secure the continued employment and dedication of our NEOs, notwithstanding any concern that they might have at the time of a change in control regarding their own continued employment. In addition, the Personnel Committee believes that these arrangements are important as recruitment and retention devices, as many of the companies with which we compete for executive talent have similar arrangements in place for their senior employees.
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To achieve these objectives, we have established a System Executive Continuity Plan under which each of our NEOs is entitled to receive “change in control” payments and benefits if such officer’s employment is involuntarily terminated without cause or if the officer resigns for good reason, in each case, in connection with a change in control of the Company. We strive to ensure that the benefits and payment levels under the System Executive Continuity Plan are consistent with market practices. Our executive officers, including the NEOs, are not entitled to any tax gross up payments on any severance benefits received under this plan. For more information regarding our severance arrangements, see “2019 Potential Payments Upon Termination or Change in Control.”
Nuclear Retention Plan
Mr. Bakken participates in the Nuclear Retention Plan, a retention plan for officers and other leaders with expertise in the nuclear industry. The Personnel Committee authorized this plan to attract and retain key management and employee talent in the nuclear power field, a field that requires unique technical and other expertise that is in great demand in the utility industry. The plan provides for bonuses to be paid annually over a three-year service period with the bonus opportunity dependent on the participant’s management level and continued employment. Each annual payment is equal to an amount ranging from 15% to 30% of the employee’s base salary as of their date of enrollment in the plan. This plan does not provide for accelerated or prorated payouts of any kind upon termination of employment.
Mr. Bakken’s participation in the plan commenced in May 2016, and in accordance with the terms and conditions of the plan, in May 2019, Mr. Bakken received a cash bonus equal to $181,500 or 30% of $605,000, his May 1, 2016 base salary. In recognition of the value the Company places on Mr. Bakken as a member of the Company’s senior management team and his extensive experience in the nuclear industry, and to keep his pay competitive, in May 2019, Mr. Bakken’s participation in the plan was renewed for another three-year period beginning on May 1, 2019. In accordance with the terms and conditions of the Nuclear Retention Plan, in 2020, 2021 and 2022, Mr. Bakken will receive a cash bonus equal to 30% of $654,078, his base salary as of May 1, 2019. The three-year period covered and percentage of base salary paid to Mr. Bakken under the plan are consistent with the terms of participation of other senior executive officers who participate in this plan.
Compensation Policies and Practices
We strive to ensure that our compensation philosophy and practices are in line with the best practices of companies in our industry as well as other companies in the S&P 500. Some of these practices include the following:
Clawback Provisions
We have adopted a clawback policy that covers all individuals subject to Section 16 of the Exchange Act, including all of the members of our Office of the Chief Executive. Under the policy, which goes beyond the requirements of the Sarbanes-Oxley Act of 2002, the Personnel Committee will require reimbursement of incentives paid to covered executive officers where:
•
(i) the payment was predicated upon the achievement of certain financial results with respect to the applicable performance period that were subsequently determined to be the subject of a material restatement other than a restatement due to changes in accounting policy; or (ii) a material miscalculation of a performance award occurs, whether or not the financial statements were restated and, in either such case, a lower payment would have been made to the executive officer based upon the restated financial results or correct calculation; or

•
in the Board of Directors’ view, the executive officer engaged in fraud that caused or partially caused the need for a restatement or caused a material miscalculation of a performance award, in each case, whether or not the financial statements were restated.

The amount the Personnel Committee requires to be reimbursed is equal to the excess of the gross incentive payment made over the gross payment that would have been made if the original payment had been determined based on the restated financial results or correct calculation. Further, following a material restatement of our financial statements, we will seek to recover any compensation received by our Chief Executive Officer and Chief Financial Officer that is required to be reimbursed under Sarbanes-Oxley.
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EXECUTIVE OFFICER COMPENSATION
Stock Ownership Guidelines and Share Retention Requirements
For many years, the Company has had stock ownership guidelines for executives, including the NEOs. These guidelines are designed to align the executives’ long-term financial interests with the interests of our shareholders. Annually, the Personnel Committee monitors the executive officers’ compliance with these guidelines. As of December 31, 2019, all of the NEOs satisfied his ownership guideline.
Our ownership guidelines are as follows:
Role	Value of Common Stock to be Owned
Chief Executive Officer	6 times base salary
Executive Vice Presidents	3 times base salary
Senior Vice Presidents	2 times base salary
Vice Presidents	1 time base salary
Further, to facilitate compliance with the guidelines, until an executive officer satisfies the stock ownership guidelines, the officer must retain:
•	all net after-tax shares paid out under our LTIP;
•	all net after-tax shares of our restricted stock and restricted stock units received upon vesting; and
•	at least 75% of the after-tax net shares received upon the exercise of Company stock options.
Trading Controls
Executive officers, including the NEOs, are required to receive permission from the Company’s General Counsel or his designee prior to entering into any transaction involving Company securities, including gifts, other than the exercise of employee stock options. Trading is generally permitted only during specified open trading windows beginning shortly after the release of earnings. Employees who are subject to trading restrictions, including the NEOs, may enter into trading plans under Rule 10b5-1 of the Exchange Act, but these trading plans may be entered into only during an open trading window and must be approved by the Company. A NEO bears full responsibility if he violates Company policy by buying or selling shares without pre-approval or when trading is restricted.
We also prohibit our directors and executive officers, including the NEOs, from pledging any Entergy securities or entering into margin accounts involving Entergy securities. We prohibit these transactions because of the potential that sales of Entergy securities could occur outside trading periods and without the required approval of the General Counsel. In addition, as described in “Corporate Governance – Key Corporate Governance Features – Board Governance – Anti-Hedging Policy,” we prohibit our directors and executive officers, including the NEOs, from engaging in any hedging transactions with respect to Entergy securities.
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How We Make Compensation Decisions
The Personnel Committee oversees our executive compensation programs and policies with the advice of its independent compensation consultant and support from the Company’s management team.
Personnel Committee	•	The Personnel Committee is responsible for the review and approval of all aspects of our executive compensation programs.
	•	Among its duties, the Personnel Committee is responsible for approving the compensation for all members of the Office of Chief Executive, including:
		•	Annual review of the compensation elements and mix of elements for the following year;
		•	Annual review and approval of incentive program design, goals and objectives for alignment with our compensation and business strategies;
		•	Evaluation of Company and individual performance results in light of these goals and objectives;
		•	Evaluation of the competitiveness of each executive officer’s total compensation package;
		•	Approval of any changes to our officers’ compensation, including but not limited to, base salary, annual and long-term incentive award opportunities, and retention programs;
		•	Evaluation of the performance of our Chairman and Chief Executive Officer; and
		•	Reporting, at least annually, to the Board on succession planning.
•
Our Personnel Committee has the sole authority to hire its compensation consultant, approve its compensation, determine the nature and scope of its services, evaluate its performance and terminate its engagement.

Management	•
The CEO and Chief Human Resources Officer work closely with the Personnel Committee in managing the executive compensation programs and attend meetings of the Personnel Committee. During 2019, Mr. Denault attended 8 meetings of the Personnel Committee.

	•	The CEO makes recommendations to the Committee regarding compensation for executive officers other than himself.
Independent Compensation Consultant	•	During 2019, Pay Governance assisted the Personnel Committee with its responsibilities related to the Company’s executive compensation programs.
	•	Pay Governance:
		•	Regularly attended meetings of the committee;
		•	Conducted studies of competitive compensation practices;
		•	Identified the Company’s market surveys and proxy peer group;
		•	Provided updates on executive compensation trends and regulatory developments;
		•	Reviewed base salary, annual incentives and long-term incentive compensation opportunities relative to competitive practices; and
		•	Developed conclusions and recommendations related to the Company’s executive compensation programs for consideration by the committee.
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EXECUTIVE OFFICER COMPENSATION
Compensation Consultant Independence
To maintain the independence of the Personnel Committee’s compensation consultant, the Board has adopted a policy that any consultant (including its affiliates) retained by the Board of Directors or any committee of the Board of Directors to provide advice or recommendations on the amount or form of executive or director compensation should not be retained by the Company or any of its affiliates to provide other services in an aggregate amount that exceeds $120,000 in any year. Pay Governance LLC, which serves as the Personnel Committee’s compensation consultant, did not provide any services to management in 2019. Annually, the Personnel Committee reviews the relationship with its compensation consultant, including services provided, quality of those services, and fees associated with services in its evaluation of the compensation consultant’s independence. The committee also assesses Pay Governance’s independence under NYSE rules and has concluded that no conflicts of interest exist that would prevent Pay Governance from independently advising the Personnel Committee.
Personnel Committee Report
The Personnel Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Personnel Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.
The Personnel Committee of the Entergy Corporation Board of Directors:
Karen A. Puckett	Alexis M. Herman
John R. Burbank	Blanche L. Lincoln
Annual Compensation Risk Assessment
We monitor the risks associated with our executive compensation programs, as well as the components of our programs and individual compensation decisions, on an ongoing basis. In February 2020, the Personnel Committee reviewed with the results of a study reviewing our compensation programs, including our executive compensation programs, to assess the risk arising from our compensation policies and practices. The committee agreed with the study’s findings that these risks were within our ability to effectively monitor and manage, and that these compensation programs do not encourage unnecessary or excessive risk-taking and do not create risks that are reasonably likely to have a material adverse effect on the Company.
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Executive Compensation Tables
2019 Summary Compensation Table
The following table summarizes the total compensation paid or earned by each of the NEOs for the fiscal year ended December 31, 2019, 2018 and 2017.
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	Option Awards(4)	Non-Equity Incentive Plan Compensation(5)	Change in Pension Value and Non-qualified Deferred Compensation Earnings(6)	All Other Compensation(7)	Total
Leo P. Denault Chairman of the Board and Chief Executive Officer	2019	$1,260,000	$—	$5,391,253	$1,282,994	$2,416,680	$3,704,500	$208,822	$14,264,249
	2018	$1,251,346	$—	$4,744,977	$1,168,029	$2,041,200	$982,800	$138,104	$10,326,456
	2017	$1,221,346	$—	$4,676,190	$1,173,276	$2,142,045	$3,819,500	$125,863	$13,158,220

Andrew S. Marsh Executive Vice President and Chief Financial Officer	2019	$641,923	$—	$1,579,662	$375,914	$712,400	$1,554,300	$69,863	$4,934,062
	2018	$615,654	$—	$1,057,095	$342,510	$531,188	$—	$57,638	$2,604,085
	2017	$588,291	$—	$1,022,853	$287,760	$541,800	$801,900	$51,647	$3,294,251

A. Christopher Bakken, III Executive Vice President and Chief Nuclear Officer	2019	$649,507	$181,500	$1,273,100	$303,023	$618,104	$98,500	$62,407	$3,186,141
	2018	$632,967	$181,500	$1,041,479	$283,095	$544,959	$108,700	$452,012	$3,244,712
	2017	$615,791	$181,500	$959,376	$245,904	$559,973	$33,000	$114,494	$2,710,038

Marcus V. Brown Executive Vice President and General Counsel	2019	$661,563	$—	$1,248,839	$297,182	$684,573	$1,455,300	$69,955	$4,417,412
	2018	$644,231	$—	$1,041,479	$283,095	$546,000	$371,800	$61,885	$2,948,490
	2017	$622,788	$—	$1,022,853	$287,760	$568,890	$1,217,200	$43,269	$3,762,760

Roderick K. West Group President, Utility Operations	2019	$709,023	$—	$1,340,679	$319,039	$674,742	$1,604,100	$67,191	$4,714,774
	2018	$690,581	$—	$1,057,095	$297,075	$560,762	$—	$67,234	$2,672,747
	2017	$670,876	$—	$818,316	$190,968	$610,065	$867,200	$52,220	$3,209,645
(1)
The amounts in column (c) represent the actual base salary paid to the NEOs in the applicable year. The 2019 changes in base salaries noted in the Compensation Discussion and Analysis were effective in April 2019.

(2)
The amount in column (d) in 2019, 2018 and 2017 represents the cash bonus paid to Mr. Bakken pursuant to the Nuclear Retention Plan. See “Nuclear Retention Plan” in Compensation Discussion and Analysis.

(3)
The amounts in column (e) represent the aggregate grant date fair value of restricted stock, performance units, and restricted stock units granted under the 2015 Equity Plan, each calculated in accordance with FASB ASC Topic 718, without taking into account estimated forfeitures. The grant date fair value of the restricted stock and half of the performance units is based on the closing price of the Company’s common stock on the date of grant. The grant date fair value of the portion of the performance units with vesting based on TSR was measured using a Monte Carlo simulation valuation model. The simulation model applies a risk-free interest rate and an expected volatility assumption. The risk-free interest rate is assumed to equal the yield on a three-year treasury bond on the grant date. Volatility is based on historical volatility for the 36-month period preceding the grant date. The performance units in the table are also valued based on the probable outcome of the applicable performance condition at the time of grant. The maximum value of shares that will be received if the highest achievement level is attained with respect to both the TSR and Cumulative ETR Adjusted EPS for performance units granted in 2019 are as follows: Mr. Denault, $8,269,303; Mr. Marsh, $2,422,938; Mr. Bakken, $1,953,212; Mr. Brown, $1,915,446; and Mr. West, $2,056,302.

(4)
The amounts in column (f) represent the aggregate grant date fair value of stock options granted under the 2015 Equity Plan calculated in accordance with FASB ASC Topic 718. For a discussion of the relevant assumptions used in valuing these awards, see Note 12 to the Financial Statements in our Form 10-K for the year ended December 31, 2019.

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(5)	The amounts in column (g) represent cash payments made under the annual incentive plan.
(6)
For all NEOs, the amounts in column (h) include the annual actuarial increase in the present value of these NEOs’ benefits under all pension plans established by the Company using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements and include amounts which the NEOs may not currently be entitled to receive because such amounts are not vested. The increase in pension benefits for all of the NEOs in 2019 was driven by a decline in the discount rate that was a result of the decrease in prevailing interest rates. None of the increase for any of the NEOs is attributable to above-market or preferential earnings on non-qualified deferred compensation. See the 2019 Pension Benefits Table on page 62 of this Proxy Statement. For 2018, the aggregate change in the actuarial present value of Messrs. Marsh and West’s pension benefits was a decrease of $163,000 and $149,300, respectively.

(7)
The amounts set forth in column (i) for 2019 include (a) matching contributions by the Company under the Savings Plan to each of the NEOs; (b) dividends paid on restricted stock when vested; (c) life insurance premiums; and (d) perquisites and other compensation as described below. The amounts are listed in the following table:

	Leo P. Denault	Andrew S. Marsh	A. Christopher Bakken, III	Marcus V. Brown	Roderick K. West
Company Contribution – Savings Plan	$11,760	$11,760	$16,800	$11,760	$11,760
Dividends Paid on Restricted Stock	$129,470	$49,010	$20,114	$48,749	$39,754
Life Insurance Premiums	$11,484	$6,275	$12,277	$7,482	$4,002
Perquisites and Other Compensation	$56,108	$2,818	$13,216	$1,964	$11,675
Total	$208,822	$69,863	$62,407	$69,955	$67,191
Perquisites and Other Compensation
The amounts set forth in column (i) also include perquisites and other personal benefits that we provide to our NEOs as part of providing competitive executive compensation programs and for employee retention. The following perquisites were provided to the NEOs in 2019.
NEO	Personal Use of Corporate Aircraft	Executive Physical Exams
Leo P. Denault	X	X
Andrew S. Marsh	X	X
A. Christopher Bakken, III	X	X
Marcus V. Brown		X
Roderick K. West	X	X
For security and business reasons, we permit our Chief Executive Officer to use our corporate aircraft for personal use at Company expense. Our other NEOs may use the corporate aircraft for personal travel subject to the approval of our Chief Executive Officer. The Personnel Committee reviews the level of usage throughout the year. We believe that our officers’ ability to use a Company plane for limited personal use saves time and provides additional security for them, thereby benefiting our Company. The amounts included in column (i) for the personal use of corporate aircraft, reflect the incremental cost to the Company for use of the corporate aircraft, determined on the basis of the variable operational costs of each flight, including fuel, maintenance, flight crew travel expense, catering, communications and fees, including flight planning, ground handling and landing permits. The aggregate incremental aircraft usage cost associated with Mr. Denault’s personal use of the corporate aircraft was $56,108 for fiscal year 2019. In addition, we require our executive officers who are members of the Office of the Chief Executive to have a comprehensive annual physical exam at our expense. None of the other perquisites referenced above exceeded $25,000 for any of the NEOs.
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2019 Grants of Plan-Based Awards
The following table summarizes award grants during 2019 to the NEOs.
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards(2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Under- lying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(5)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Leo P. Denault	1/31/19	$—	$1,764,000	$3,528,000
	1/31/19				10,127	40,508	81,016				$4,030,303
	1/31/19							15,259			$1,360,950
	1/31/19								154,206	$89.19	$1,282,994

Andrew S. Marsh	1/31/19	$—	$520,000	$1,040,000
	1/31/19				2,967	11,869	23,738				$1,180,894
	1/31/19							4,471			$398,768
	1/31/19								45,182	$89.19	$375,914

A Christopher Bakken, III	1/31/19	$—	$457,855	$915,710
	1/31/19				2,392	9,568	19,136				$951,959
	1/31/19							3,604			$321,441
	1/31/19								36,421	$89.19	$303,023

Marcus V. Brown	1/31/19	$—	$499,688	$999,376
	1/31/19				2,346	9,383	18,766				$933,552
	1/31/19							3,535			$315,287
	1/31/19								35,719	$89.19	$297,182

Roderick K. West	1/31/19	$—	$499,809	$999,618
	1/31/19				2,518	10,073	20,146				$1,002,203
	1/31/19							3,795			$338,476
	1/31/19								38,346	$89.19	$319,039
(1)
The amounts in columns (c), (d) and (e) represent minimum, target and maximum payment levels under the annual incentive plan. The actual amounts awarded are reported in column (g) of the Summary Compensation Table.

(2)
The amounts in columns (f), (g) and (h) represent the minimum, target and maximum payment levels under the LTIP. Performance under the program is measured using two performance measures—the Company’s TSR relative to the TSR of the companies included in the Philadelphia Utility Index and Cumulative ETR Adjusted EPS with TSR weighted eighty percent and Cumulative ETR Adjusted EPS weighted twenty percent. There is no payout under the program if the Company’s TSR falls within the lowest quartile of the peer companies in the Philadelphia Utility Index and Cumulative ETR Adjusted EPS is below the minimum performance goal. Subject to achievement of performance targets, each unit will be converted into one share of the Company’s common stock on the last day of the performance period (December 31, 2021). Accrued dividends on the shares earned will also be paid in Company stock.

(3)
The amounts in column (i) represent shares of restricted stock granted under the 2015 Equity Plan. Shares of restricted stock vest one-third on each of the first through third anniversaries of the grant date, have voting rights and accrue dividends during the vesting period.

(4)
The amounts in column (j) represent options to purchase shares of the Company’s common stock. The options vest one-third on each of the first through third anniversaries of the grant date and have a ten-year term from the date of grant. The options were granted under the 2015 Equity Plan.

(5)
The amounts in column (l) are valued based on the aggregate grant date fair value of the award calculated in accordance with FASB ASC Topic 718 and, in the case of the performance units, are based on the probable outcome of the applicable performance conditions. See Notes 3 and 4 to the 2019 Summary Compensation Table for a discussion of the relevant assumptions used in calculating the grant date fair value.

2020 Proxy Statement	• 59

EXECUTIVE OFFICER COMPENSATION
2019 Outstanding Equity Awards at Fiscal Year-End
The following table summarizes, for each NEO unexercised options, restricted stock that has not vested and equity incentive plan awards outstanding as of December 31, 2019.
Option Awards						Stock Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Leo P. Denault	—	154,206(1)		$89.19	1/31/2029
	55,700	111,400(2)		$78.08	1/25/2028
	119,600	59,800(3)		$70.53	1/26/2027
	167,000	—		$70.56	1/28/2026
	88,000	—		$89.90	1/29/2025
	106,000	—		$63.17	1/30/2024
	50,000	—		$64.60	1/31/2023
								81,016(4)	$9,705,717
								85,400(5)	$10,230,920
						15,259(6)	$1,828,028
						10,467(7)	$1,253,947
						5,667(8)	$678,907

Andrew S. Marsh	—	45,182(1)		$89.19	1/31/2029
	16,333	32,667(2)		$78.08	1/25/2028
	29,333	14,667(3)		$70.53	1/26/2027
	45,000	—		$70.56	1/28/2026
	24,000	—		$89.90	1/29/2025
	35,000	—		$63.17	1/30/2024
	32,000	—		$64.60	1/31/2023
	10,000	—		$71.30	1/26/2022
	4,000	—		$72.79	1/27/2021
								23,738(4)	$2,843,812
								15,800(5)	$1,892,840
						4,471(6)	$535,626
						3,467(7)	$415,347
						2,034(8)	$243,673
						21,100(9)	$2,527,780

A. Christopher Bakken, III	—	36,421(1)		$89.19	1/31/2029
	—	27,000(2)		$78.08	1/25/2028
	—	12,534(3)		$70.53	1/26/2027
								19,136(4)	$2,292,493
								15,800(5)	$1,892,840
						3,604(6)	$431,759
						3,334(7)	$399,413
						1,734(8)	$207,733
						20,000(10)	$2,396,000
60 •	2020 Proxy Statement

EXECUTIVE OFFICER COMPENSATION
Option Awards						Stock Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Marcus V. Brown	—	35,719(1)		$89.19	1/31/2029
	—	27,000(2)		$78.08	1/25/2028
	1	14,667(3)		$70.53	1/26/2027
	1	—		$70.56	1/28/2026
								18,766(4)	$2,248,167
								15,800(5)	$1,892,840
						3,535(6)	$423,493
						3,334(7)	$399,413
						2,034(8)	$243,673

Roderick K. West	—	38,346(1)		$89.19	1/31/2029
	14,166	28,334(2)		$78.08	1/25/2028
	9,733	9,734(3)		$70.53	1/26/2027
	13,667	—		$70.56	1/28/2026
	23,000	—		$89.90	1/29/2025
								20,146(4)	$2,413,491
								15,800(5)	$1,892,840
						3,795(6)	$454,641
						3,467(7)	$415,347
						1,067(8)	$127,827
(1)	Consists of options granted under the 2015 Equity Plan that vested or will vest as follows: 1/3 of the options granted vest on each of 1/31/2020, 1/31/2021, and 1/31/2022.
(2)	Consists of options granted under the 2015 Equity Plan that vested or will vest as follows: 1/2 of the remaining unexercisable options vest on each of 1/25/2020 and 1/25/2021.
(3)	Consists of options granted under the 2015 Equity Plan that vested on 1/26/2020.
(4)
Consists of performance units granted under the 2015 Equity Plan that will vest on December 31, 2021 based on two performance measures—the Company’s TSR and Cumulative ETR Adjusted EPS over the 2019 – 2021 performance period with TSR weighted eighty percent and Cumulative ETR Adjusted EPS weighted twenty percent, as described under “What We Pay and Why – Principal Executive Compensation Elements – Variable Compensation – Long-Term Incentive Compensation – Long-Term Incentive Performance Unit Program” in the Compensation Discussion and Analysis.

(5)
Consists of performance units granted under the 2015 Equity Plan that will vest on December 31, 2020 based on two performance measures—the Company’s TSR and Cumulative Utility, Parent & Other Adjusted EPS over the 2018 – 2020 performance period with each performance measure weighted equally.

(6)
Consists of shares of restricted stock granted under the 2015 Equity Plan that vested or will vest as follows: 1/3 of the shares of restricted stock granted vest on each of 1/31/2020, 1/31/2021, and 1/31/2022.

(7)	Consists of shares of restricted stock granted under the 2015 Equity Plan that vested or will vest as follows: 1/2 of the shares of restricted stock granted vest on each of 1/25/2020 and 1/25/2021.
(8)	Consists of shares of restricted stock granted under the 2015 Equity Plan that vested on 1/26/2020.
(9)	Consists of restricted stock units granted under the 2015 Equity Plan. The units vest on 8/3/2020.
(10)	Consists of restricted stock units granted under the 2015 Equity Plan. The units vest 1/2 on 4/6/2022 and 4/6/2025.
2020 Proxy Statement	• 61

EXECUTIVE OFFICER COMPENSATION
2019 Option Exercises and Stock Vested
The following table provides information concerning each exercise of stock options and each vesting of stock during 2019 for the NEOs.
	Options Awards		Stock Awards
(a)	(b)	(c)	(d)	(e)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Leo P. Denault	105,000	$ 2,861,250	123,760	$14,933,716
Andrew S. Marsh	17,100	$ 468,315	24,554	$2,845,137
A. Christopher Bakken, III	38,566	$ 1,377,860	31,719	$3,543,240
Marcus V. Brown	145,031	$ 4,056,865	24,484	$2,839,040
Roderick K. West	—	$—	23,347	$2,740,719
(1)
Represents the value of performance units for the 2017 – 2019 performance period (payable solely in shares based on the closing stock price of the Company on the date of vesting) under the LTIP and the vesting of shares of restricted stock in 2019.

2019 Pension Benefits
The following table shows the present value as of December 31, 2019 of accumulated benefits payable to each of the NEOs, including the number of years of service credited to each NEO, under our retirement plans determined using interest rate and mortality rate assumptions set forth in Note 11 to the Financial Statements in the Form 10-K for the year ended December 31, 2019. Additional information regarding these retirement plans follows this table.
Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit	Payments During 2019
Leo P. Denault(1)(2)	System Executive Retirement Plan	35.83	$26,526,500	$—
	Entergy Retirement Plan	20.83	$1,035,100	$—
Andrew S. Marsh	System Executive Retirement Plan	21.37	$4,694,700	$—
	Entergy Retirement Plan	21.37	$738,700	$—
A. Christopher Bakken, III	Cash Balance Equalization Plan	3.74	$196,900	$—
	Cash Balance Plan	3.74	$71,200	$—
Marcus V. Brown(1)	System Executive Retirement Plan	24.74	$6,368,400	$—
	Entergy Retirement Plan	24.74	$1,160,000	$—
Roderick K. West	System Executive Retirement Plan	20.75	$5,892,400	$—
	Entergy Retirement Plan	20.75	$792,700	$—
(1)	As of December 31, 2019, Mr. Denault and Mr. Brown were retirement eligible.
(2)
In 2006, Mr. Denault entered into a retention agreement granting him an additional 15 years of service and permission to retire under the non-qualified System Executive Retirement Plan in the event his employment is terminated by his Entergy employer other than for cause (as defined in the retention agreement), by Mr. Denault for good reason (as defined in the retention agreement), or on account of his death or disability. His retention agreement also provides that if he terminates employment for any other reason, he shall be entitled to the additional 15 years of service under the non-qualified System Executive Retirement Plan only if his Entergy employer grants him permission to retire. The additional 15 years of service increases the present value of his benefit by $3,887,900.

62 •	2020 Proxy Statement

EXECUTIVE OFFICER COMPENSATION
A summary of the pension benefit plans sponsored by Entergy that our NEOs participated in during 2019 are described in the tables below. Benefits for the NEOs who participate in these plans are determined using the same formulas as for other eligible employees.
Qualified Retirement Benefits
	Entergy Retirement Plan	Cash Balance Plan
Eligible NEOs	• Leo P. Denault • Andrew S. Marsh • Marcus V. Brown • Roderick K. West	A. Christopher Bakken, III
Eligibility	Non-bargaining employees hired before July 1, 2014	Non-bargaining employees hired on or after July 1, 2014
Vesting	A participant becomes vested in the Entergy Retirement Plan upon attainment of at least 5 years of vesting service or upon attainment of age 65 while actively employed by an Entergy system company.	A participant becomes vested in the Cash Balance Plan upon attainment of at least 3 years of vesting service or upon attainment of age 65 while actively employed by an Entergy system company.
Form of Payment Upon Retirement	Benefits are payable as an annuity or a single lump sum distribution.	Benefits are payable as an annuity or single lump sum distribution.
Retirement Benefit Formula
Benefits are calculated as a single life annuity payable at age 65 and generally are equal to 1.5% of a participant’s Final Average Monthly Earnings (“FAME”) multiplied by years of service (not to exceed 40).

“Earnings” for the purpose of calculating FAME generally includes the employee’s base salary and eligible annual incentive awards subject to Internal Revenue Code of 1986, as amended (the “Code”), limitations, and excludes all other bonuses. Executive annual incentive awards are not eligible for inclusion in Earnings under this plan.

FAME is calculated using the employee’s average monthly Earnings for the 60 consecutive months in which the employee’s earnings were highest during the 120 month period immediately preceding the employee’s retirement and includes up to 5 eligible annual incentive awards paid during the 60 month period.

The normal retirement benefit at age 65 is determined by converting the sum of an employee’s annual pay credits and his or her annual interest credits, into an actuarially equivalent annuity.

Pay credits ranging from 4-8% of an employee’s eligible Earnings are allocated annually to a notional account for the employee based on an employee’s age and years of service. Earnings for purposes of calculating an employee’s pay credit include the employee’s base salary and annual incentive awards subject to Code limitations and exclude all other bonuses. Executive annual incentive awards are eligible for inclusion in Earnings under this plan.

Interest credits are calculated based upon the annual rate of interest on 30-year U.S. Treasury securities, as specified by the Internal Revenue Service, for the month of August preceding the first day of the applicable calendar year subject to a minimum rate of 2.6% and a maximum rate of 9%.

Benefit Timing
Normal retirement age under the plan is 65.

A reduced terminated vested benefit may be commenced as early as age 55. The amount of this benefit is determined by reducing the normal retirement benefit by 7% per year for the first 5 years commencement precedes age 65, and 6% per year for each additional year commencement precedes age 65.

A subsidized early retirement benefit may be commenced by employees who are at least age 55 with 10 years of service at the time they separate from service. The amount of this benefit is determined by reducing the normal retirement benefit by 2% per year for each year that early retirement precedes age 65.

Normal retirement age under the plan is 65.

A vested cash balance benefit can be commenced as early as the first day of the month following separation from service. The amount of the benefit is determined in the same manner as the normal retirement benefit described above in the “Retirement Benefit Formula” section

2020 Proxy Statement	• 63

EXECUTIVE OFFICER COMPENSATION
Non-qualified Retirement Benefits
The NEOs are eligible to participate in certain non-qualified retirement benefit plans that provide retirement income, including the Pension Equalization Plan, the Cash Balance Equalization Plan and the System Executive Retirement Plan. Each of these plans is an unfunded non-qualified defined benefit pension plan that provides benefits to key management employees. In these plans, as described below, an executive may participate in one or more non-qualified plans, but is only paid the amount due under the plan that provides the highest benefit. In general, upon disability, participants in the Pension Equalization Plan and the System Executive Retirement Plan remain eligible for continued service credits until the earlier of recovery, separation from service due to disability, or retirement eligibility. Generally, spouses of participants who die before commencement of benefits may be eligible for a portion of the participant’s accrued benefit.
	Pension Equalization Plan	Cash Balance Equalization Plan	System Executive Retirement Plan
Eligible NEOs	• Leo P. Denault • Andrew S. Marsh • Marcus V. Brown • Roderick K. West	A. Christopher Bakken, III	• Leo P. Denault • Andrew S. Marsh • Marcus V. Brown • Roderick K. West
Eligibility	Management or highly compensated employees who participate in the Entergy Retirement Plan	Management or highly compensated employees who participate in the Cash Balance Plan	Certain individuals who became executive officers before July 1, 2014
Form of Payment Upon Retirement	Single lump sum distribution	Single lump sum distribution	Single lump sum distribution
Retirement Benefit Formula
Benefits generally are equal to the actuarial present value of the difference between (1) the amount that would have been payable as an annuity under the Entergy Retirement Plan, including executive annual incentive awards as eligible earnings and without applying Code limitations on pension benefits and earnings that may be considered in calculating tax-qualified pension benefits, and (2) the amount actually payable as an annuity under the Entergy Retirement Plan.

Executive annual incentive awards are taken into account as eligible earnings under this plan.

Benefits generally are equal to the difference between the amount that would have been payable as a lump sum under the Cash Balance Plan, but for Code limitations on pension benefits and earnings that may be considered in calculating tax-qualified cash balance plan benefits, and the amount actually payable as a lump sum under the Cash Balance Plan.

Benefits generally are equal to the actuarial present value of a specified percentage, based on the participant’s years of service (including supplemental service granted under the plan) and management level, of the participant’s “Final Average Monthly Compensation” (which is generally 1/36th of the sum of the participant’s base salary and annual incentive plan award for the 3 highest years during the last 10 years preceding separation from service), after first being reduced by the value of the participant’s Entergy Retirement Plan benefit.

64 •	2020 Proxy Statement

EXECUTIVE OFFICER COMPENSATION
	Pension Equalization Plan	Cash Balance Equalization Plan	System Executive Retirement Plan
Benefit Timing
Payable at age 65

Benefits payable prior to age 65 are subject to the same reduced terminated vested or early retirement reduction factors as benefits payable under the Entergy Retirement Plan as described above.

An employee with supplemental credited service who terminates employment prior to age 65 must receive prior written consent of the Entergy employer in order to receive the portion of their benefit attributable to their supplemental credited service agreement.

Payable upon separation from service subject to 6 month delay required under Code Section 409A.
Payable upon separation from service subject to 6 month delay required under Code Section 409A.
Payable at age 65

Prior to age 65, vesting is conditioned on the prior written consent of the officer’s Entergy employer.

Benefits payable prior to age 65 are subject to the same reduced terminated vested or subsidized early retirement reduction factors as benefits payable under the Entergy Retirement Plan as described above.

Payable upon separation from service subject to 6 month delay required under Code Section 409A.

Additional Information
1)
Effective July 1, 2014, (a) no new grants of supplemental service may be provided to participants in the Pension Equalization Plan; (b) supplemental credited service granted prior to July 1, 2014 was grandfathered; and (c) participants in the Company’s Cash Balance Plan are not eligible to participate in the Pension Equalization Plan and instead may be eligible to participate in the Cash Balance Equalization Plan.

2)
Benefits accrued under our System Executive Retirement Plan, Pension Equalization Plan and Cash Balance Equalization Plan, if any, will become fully vested if a participant is involuntarily terminated without cause or terminates his or her employment for good reason in connection with a change in control with payment generally made in a lump-sum payment as soon as reasonably practicable following the first day of the month after the termination of employment, unless delayed 6 months under Code Section 409A.

3)	The System Executive Retirement Plan was closed to new executive officers effective July 1, 2014.
2020 Proxy Statement	• 65

EXECUTIVE OFFICER COMPENSATION
2019 Potential Payments Upon Termination or Change in Control
The Company has plans and other arrangements that provide compensation to a NEO if his employment terminates under specified conditions, including following a change in control of the Company.
Change in Control
Under our System Executive Continuity Plan (the “Continuity Plan”), our executive officers, including each of our NEOs, are eligible to receive the severance benefits described below if their employment is terminated by their Entergy System employer other than for cause or if they terminate their employment for good reason during a period beginning with a potential change in control and ending 24 months following the effective date of a change in control (a “Qualifying Termination”). A participant will not be eligible for benefits under the Continuity Plan if such participant: accepts employment with us or any of our subsidiaries; elects to receive the benefits of another severance or separation program; removes, copies or fails to return any property belonging to us or any of our subsidiaries; or violates his or her non-compete provision (which generally runs for two years but extends to three years if permissible under applicable law). We do not have any plans or agreements that provide for payments or benefits to any of our NEOs solely upon a change in control.
In the event of a Qualifying Termination, our executive officers, including our NEOs, generally will receive the benefits below:
Compensation Element	Payment
Severance*
A lump sum severance payment equal to a multiple of the sum of: (a) the participant’s annual base salary as in effect at any time within one year prior to the commencement of a change of control period or, if higher, immediately prior to a circumstance constituting good reason, plus (b) the participant’s annual incentive, calculated using the average annual target opportunity derived under the annual incentive plan for the two calendar years immediately preceding the calendar year in which termination occurs.

Performance Units
Participants will forfeit outstanding performance units, and in lieu of any payment for any outstanding performance period, will receive a single-lump sum payment calculated by multiplying the target performance units for the most recent performance period preceding (but not including) the calendar year in which termination occurs by the closing price of Entergy’s common stock as of the later of the date of such termination or the date of the Change in Control.

Equity Awards	All unvested stock options, shares of restricted stock and restricted stock units will vest immediately upon a “double trigger” Qualifying Termination pursuant to the terms of the 2015 Equity Plan.
Retirement Benefits	Benefits already accrued under our System Executive Retirement Plan, Pension Equalization Plan and Cash Balance Equalization Plan, if any, will become fully vested.
Welfare Benefits	Participants who are not retirement-eligible would be eligible to receive Entergy-subsidized COBRA benefits for a period ranging from 12 to 18 months.
*
Cash severance payments are capped at 2.99 times the sum of (a) an executive’s annual base salary plus (b) the higher of his or her actual annual incentive payment under the annual incentive plan or his or her annual incentive, calculated using the average annual target opportunity derived under the annual incentive plan for the two calendar years immediately preceding the calendar year in which termination occurs. Any cash severance payments to be paid under the Continuity Plan in excess of this cap will be forfeited by the participant.

To protect shareholders and our business model, executives are required to comply with non-compete, non-solicitation, confidentiality and non-denigration provisions. If an executive discloses non-public data or information concerning us or any of our subsidiaries or violates his or her non-compete provision, he or she will be required to repay any benefits previously received under the Continuity Plan.
For purposes of the Continuity Plan the following events are generally defined as:
•
Change in Control: (a) the purchase of 30% or more of either our common stock or the combined voting power of our voting securities; (b) the merger or consolidation of the Company (unless our Board members constitute at least a majority of the board members of the surviving entity); (c) the liquidation, dissolution or sale of all or substantially all of our assets; or (d) a change in the composition of our Board such that, during any two-year period, the individuals serving at the beginning of the period no longer constitute a majority of our Board at the end of the period.

66 •	2020 Proxy Statement

EXECUTIVE OFFICER COMPENSATION
•
Potential Change in Control: (a) the Company or an affiliate enters into an agreement the consummation of which would constitute a Change in Control; (b) the Board adopts resolutions determining that, for purposes of the Continuity Plan, a potential Change in Control has occurred; (c) a System Company or other person or entity publicly announces an intention to take actions that would constitute a Change in Control; or (d) any person or entity becomes the beneficial owner (directly or indirectly) of outstanding shares of common stock of the Company constituting 20% or more of the voting power or value of the Company’s outstanding common stock.

•
Cause: The participant’s (a) willful and continuous failure to perform substantially his or her duties after written demand for performance; (b) engagement in conduct that is materially injurious to us or any of our subsidiaries; (c) conviction or guilty or nolo contendere plea to a felony or other crime that materially and adversely affects either his or her ability to perform his or her duties or our reputation; (d) material violation of any agreement with us or any of our subsidiaries; or (e) disclosure of any of our confidential information without authorization.

•
Good Reason: The participant’s (a) nature or status of duties and responsibilities is substantially altered or reduced; (b) salary is reduced by 5% or more; (c) primary work location is relocated outside the continental United States; (d) compensation plans are discontinued without an equitable replacement; (e) benefits or number of vacation days are substantially reduced; or (f) Entergy employer purports to terminate his employment other than in accordance with the Continuity Plan.

Other Termination Events
For termination events, other than in connection with a Change in Control, our executive officers, including our NEOs, generally will receive the benefits set forth below:
Compensation Element
Termination Event	Severance	Annual Incentive	Stock Options	Restricted Stock	Performance Units
Voluntary Resignation	None	Forfeited*	Unvested options are forfeited. Vested options expire on the earlier of (i) 90 days from the last day of active employment and (ii) the option’s normal expiration date.	Forfeited	Forfeited**
Termination for Cause	None	Forfeited	Forfeited	Forfeited	Forfeited
Retirement	None	Pro-rated based on number of days employed during the performance period	Unvested stock options vest on the retirement date and expire the earlier of (i) five years from the retirement date and (ii) the option’s normal expiration date.	Forfeited	Officers with a minimum of 12 months of participation are eligible for a pro-rated award based on actual performance and full months of service during the performance period
Death/ Disability	None	Pro-rated based on number of days employed during the performance period	Unvested stock options vest on the termination date and expire the earlier of (i) five years from the termination date and (ii) the option’s normal expiration date.	Fully Vest	Officers are eligible for a pro-rated award based on actual performance and full months of service during the performance period.
*	If an officer resigns after the completion of an annual incentive plan performance period, he or she may receive, at the Company’s discretion, an annual incentive payment.
**	If an officer resigns after the completion of a LTIP performance period, he or she will receive a payout under the LTIP based on the outcome of the performance period.
2020 Proxy Statement	• 67

EXECUTIVE OFFICER COMPENSATION
Mr. Denault’s 2006 Retention Agreement
In 2006, we entered into a retention agreement with Mr. Denault that provides benefits to him in addition to, or in lieu of, the benefits described above. Mr. Denault’s retention agreement was entered into in 2006 when he was our Chief Financial Officer and was designed to reflect the competition for chief financial officer talent in the marketplace at that time and the Personnel Committee’s assessment of the critical role this position played in executing the Company’s long-term financial and other strategic objectives. Based on the market data provided by its former independent compensation consultant, the committee, at the time the agreement was entered into, believed the benefits and payment levels under Mr. Denault’s retention agreement were consistent with market practices.
Specifically, in the event of a Termination Event (as defined in his agreement): 1) Mr. Denault is entitled to a Target LTIP Award calculated by using the average annual number of performance units with respect to the two most recent performance periods preceding the calendar year in which his employment termination occurs, assuming all performance goals were achieved at target; and 2) all of Mr. Denault’s unvested stock options and shares of restricted stock will immediately vest.
In the event of death or disability, Mr. Denault would receive the greater of the Target LTIP Award calculated as described above or the pro-rated number of performance units for all open performance periods, based on the number of months of his participation in each open performance period.
Under the terms of his 2006 retention agreement, Mr. Denault’s employment may be terminated for cause upon Mr. Denault’s: (a) continuing failure to substantially perform his duties (other than because of physical or mental illness or after he has given notice of termination for good reason) that remains uncured for 30 days after receiving a written notice from the Personnel Committee; (b) willfully engaging in conduct that is demonstrably and materially injurious to Entergy; (c) conviction of or entrance of a plea of guilty or nolo contendere to a felony or other crime that has or may have a material adverse effect on his ability to carry out his duties or upon Entergy’s reputation; (d) material violation of any agreement that he has entered into with Entergy; or (e) unauthorized disclosure of Entergy’s confidential information.
Mr. Denault may terminate his employment for good reason upon: (a) the substantial reduction in the nature or status of his duties or responsibilities from those in effect immediately prior to the date of the retention agreement, other than de minimis acts that are remedied after notice from Mr. Denault; (b) a reduction of 5% or more in his base salary as in effect on the date of the retention agreement; (c) the relocation of his principal place of employment to a location other than the corporate headquarters; (d) the failure to continue to allow him to participate in programs or plans providing opportunities for equity awards, incentive compensation and other plans on a basis not materially less favorable than enjoyed at the time of the retention agreement (other than changes similarly affecting all senior executives); (e) the failure to continue to allow him to participate in programs or plans with opportunities for benefits not materially less favorable than those enjoyed by him under any of our pension, savings, life insurance, medical, health and accident, disability or vacation plans or policies at the time of the retention agreement (other than changes similarly affecting all senior executives); or (d) any purported termination of his employment not taken in accordance with his retention agreement.
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EXECUTIVE OFFICER COMPENSATION
Aggregate Termination Payments
The tables below reflect the amount of compensation each of our NEOs would have received if his employment had been terminated as of December 31, 2019 under the various scenarios described above. For purposes of these tables, we used a stock price of $119.80, which was the closing market price on December 31, 2019, the last trading day of the year.
Benefits and Payments Upon Termination	Voluntary Resignation	For Cause	Termination for Good Reason or Not for Cause	Retirement	Disability	Death	Termination Related to a Change in Control
Leo P. Denault(1)
Severance Payment	—	—	—	—	—	—	$9,870,588
Performance Units(3)(4)	—	—	$4,480,520	$5,028,006	$5,028,006	$5,028,006	$9,991,320
Stock Options	—	—	$12,314,200	$12,314,200	$12,314,200	$12,314,200	$12,314,200
Restricted Stock	—	—	$4,015,803	—	$4,015,803	$4,015,803	$4,015,803
Welfare Benefits(5)	—	—	—	—	—	—	—
Andrew S. Marsh(2)
Severance Payment	—	—	—	—	—	—	$3,315,000
Performance Units(4)	—	—	—	—	$1,105,035	$1,105,035	$1,964,720
Stock Options	—	—	—	—	$3,468,531	$3,468,531	$3,468,531
Restricted Stock	—	—	—	—	$1,279,045	$1,279,045	$1,279,045
Welfare Benefits(6)	—	—	—	—	—	—	$29,862
Unvested Restricted Stock Units(7)	—	—	—	—	$2,527,780	$2,527,780	$2,527,780
A. Christopher Bakken III(2)
Severance Payment	—	—	—	—	—	—	$3,335,798
Performance Units(4)	—	—	—	—	$1,013,149	$1,013,149	$1,964,720
Stock Options	—	—	—	—	$2,858,837	$2,858,837	$2,858,837
Restricted Stock	—	—	—	—	$1,113,669	$1,113,669	$1,113,669
Welfare Benefits(6)	—	—	—	—	—	—	$22,248
Unvested Restricted Stock Units(8)	—	—	—	—	—	—	$2,396,000
Marcus V. Brown(1)
Severance Payment	—	—	—	—	—	—	$3,397,875
Performance Units(4)	—	—	—	$1,005,721	$1,005,721	$1,005,721	$1,964,720
Stock Options	—	—	—	$2,942,442	$2,942,442	$2,942,442	$2,942,442
Restricted Stock	—	—	—	—	$1,145,708	$1,145,708	$1,145,708
Welfare Benefits(5)	—	—	—	—	—	—	—
Roderick K. West(2)
Severance Payment	—	—	—	—	—	—	$3,641,466
Performance Units(4)	—	—	—	—	$1,033,275	$1,033,275	$1,964,720
Stock Options	—	—	—	—	$2,835,460	$2,835,460	$2,835,460
Restricted Stock	—	—	—	—	$1,064,329	$1,064,329	$1,064,329
Welfare Benefits(6)	—	—	—	—	—	—	$29,862
(1)
As of December 31, 2019, Mr. Denault and Mr. Brown are retirement eligible and would retire rather than voluntarily resign, and in addition to the payments and benefits in the table, Mr. Denault and Mr. Brown also would be entitled to receive their vested pension benefits under the Entergy Retirement Plan. For a description of these benefits, see “2019 Pension Benefits.”

(2)	See “2019 Pension Benefits” for a description of the pension benefits Mr. Bakken, Mr. Marsh, and Mr. West may receive upon the occurrence of certain termination events.
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EXECUTIVE OFFICER COMPENSATION
(3)
For purposes of the table, the value of Mr. Denault’s retention payment was calculated by taking an average of the target performance units from the 2015 – 2017 LTIP performance period (33,100) and from the 2016 – 2018 LTIP performance period (41,700). This average number of units (37,400) multiplied by the closing price of Entergy stock on December 31, 2019 ($119.80) would equal a payment of $4,480,520.

(4)
For purposes of the table, in the event of a termination related to a change in control, the value of Mr. Denault’s payments was calculated by multiplying the target performance units for the 2016 – 2018 LTIP performance period (41,700) by the closing price of Entergy stock on December 31, 2019 ($119.80), which would equal a payment of $4,995,660 for the forfeited performance units for each performance period. The value of the payments for the other NEOs was calculated by multiplying the target performance units for the 2016 – 2018 LTIP performance period (8,200) by the closing price of Entergy stock on December 31, 2019 ($119.80), which would equal a payment of $982,360 for the forfeited performance units for each performance period.

For purposes of the table, the values of the awards payable in the event of retirement, death or disability in the case of Mr. Denault or Mr. Brown, or upon death or disability for each NEO were calculated as follows:
Mr. Denault’s:
2018 – 2020 LTIP Performance Period: 28,467 (24/36*42,700) performance units at target, assuming a stock price of $119.80
2019 – 2021 LTIP Performance Period: 13,503 (12/36*40,508) performance units at target, assuming a stock price of $119.80
Mr. Marsh’s:
2018 – 2020 LTIP Performance Period: 5,267 (24/36*7,900) performance units at target, assuming a stock price of $119.80
2019 – 2021 LTIP Performance Period: 3,957 (12/36*11,869) performance units at target, assuming a stock price of $119.80
Mr. Bakken’s:
2018 – 2020 LTIP Performance Period: 5,267 (24/36*7,900) performance units at target, assuming a stock price of $119.80
2019 – 2021 LTIP Performance Period: 3,190 (12/36*9,568) performance units at target, assuming a stock price of $119.80
Mr. Brown’s:
2018 – 2020 LTIP Performance Period: 5,267 (24/36*7,900) performance units at target, assuming a stock price of $119.80
2019 – 2021 LTIP Performance Period: 3,128 (12/36*9,383) performance units at target, assuming a stock price of $119.80
Mr. West’s:
2018 – 2020 LTIP Performance Period: 5,267 (24/36*7,900) performance units at target, assuming a stock price of $119.80
2019 – 2021 LTIP Performance Period: 3,358 (12/36*10,073) performance units at target, assuming a stock price of $119.80
(5)	Upon retirement, Mr. Denault and Mr. Brown would be eligible for retiree medical and dental benefits, the same as all other retirees.
(6)
Pursuant to the Continuity Plan, in the event of a termination related to a change in control, Mr. Bakken, Mr. Marsh and Mr. West would be eligible to receive Entergy-subsidized COBRA benefits for 18 months.

(7)
Mr. Marsh’s 21,100 restricted stock units vest 100% in 2020. Pursuant to his restricted stock unit agreement, any unvested restricted stock units will vest immediately in the event of his termination of employment due to Mr. Marsh’s

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EXECUTIVE OFFICER COMPENSATION
total disability or death or a Qualifying Termination during a change in control period. Pursuant to his restricted stock unit agreement, Mr. Marsh is subject to certain restrictions on his ability to compete with Entergy and its affiliates during and for 12 months after his employment with Entergy, or to solicit its employees or customers during and for 24 months after his employment with Entergy. In addition, the restricted stock unit agreement limits Mr. Marsh’s ability to disparage Entergy and its affiliates. In the event of a breach of these restrictions, Mr. Marsh will forfeit any restricted stock units that are not yet vested and paid, and must repay to Entergy any shares of Entergy stock paid to him in respect of the restricted stock units and any amounts he received upon the sale or transfer of any such shares.
(8)
Mr. Bakken’s 20,000 restricted stock units vest in two equal installments on April 6, 2022 and April 6, 2025. In the event of a change in control, the unvested restricted stock units will fully vest upon Mr. Bakken’s Qualifying Termination during a change in control period. Pursuant to his restricted stock unit agreement, Mr. Bakken is subject to certain restrictions on his ability to compete with Entergy and its affiliates or solicit its employees or customers during and for 12 months after his employment with his Entergy employer. In addition, the restricted stock unit agreement limits Mr. Bakken’s ability to disparage Entergy and its affiliates. In the event of a breach of these restrictions, other than following certain constructive terminations of his employment, Mr. Bakken will forfeit any restricted stock units that are not yet vested and paid, and must repay to Entergy any shares of Entergy stock paid to him in respect of the restricted stock units and any amounts he received upon the sale or transfer of any such shares.

Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company is providing the following disclosure about the relationship of the annual total compensation of our employees to the annual total compensation of Leo P. Denault, our Chief Executive Officer.
Ratio
For 2019:
•	The median of the annual total compensation of all of our employees, other than Mr. Denault, was $129,663.
•	Mr. Denault’s annual total compensation, as reported in the total column of the 2019 Summary Compensation Table, was $14,264,249.
•	Based on this information, the ratio of the annual total compensation of Mr. Denault to the median of the annual total compensation of all employees is estimated to be 110:1.
Identification of Median Employee
We selected October 4, 2019 as the date on which to determine our median employee. While the date is different from the date used last year, the methodology to determine the date is consistent with that used last year. These dates correspond to the first day of the three-month period prior to fiscal year-end for which we can gather information about our employees and all of our subsidiaries have the same number of pay periods.
To identify the median employee from our employee population base, we considered all compensation included in Box 5 of Form W-2 with all before-tax deductions added back to this compensation (“Box 5 Compensation”). For purposes of determining the median employee, we selected Box 5 Compensation as we believe it is representative of the compensation received by all employees and is readily available. The calculation of annual total compensation of the median employee is the same calculation used to determine total compensation for purposes of the 2019 Summary Compensation Table with respect to each of the NEOs.
2020 Proxy Statement	• 71

ENTERGY SHARE OWNERSHIP
Directors and Executive Officers
The following table sets forth the beneficial ownership of our common stock and stock-based units as of March 9, 2020 for all directors and NEOs. Unless otherwise noted, each person had sole voting and investment power over the number of shares of common stock and stock-based units set forth across from his or her name.
Name(1)	Shares(2)	Options Exercisable Within 60 Days	Stock Units(3)
Entergy Corporation
A. Christopher Bakken, III	7,685	—	—
Marcus V. Brown	28,812	—	—
John R. Burbank	2,573	—	—
Patrick J. Condon	7,990	—	—
Leo P. Denault	267,439	753,202	—
Kirkland H. Donald	7,731	—	3,105
Philip L. Frederickson	6,461	—	805
Alexis M. Herman	14,143	—	—
M. Elise Hyland	883	—	—
Stuart L. Levenick	21,577	—	—
Blanche L. Lincoln	15,093	—	—
Andrew S. Marsh	87,233	241,726	—
Karen A. Puckett	7,990	—	—
Roderick K. West	23,299	—	—
All directors and executive officers as a group (19) persons	554,996	1,071,796	3,910
(1)
The beneficial ownership of our common stock and stock-based units owned by each individual and by all of our directors and executive officers as a group does not exceed one percent of Entergy’s outstanding shares of common stock.

(2)
For our directors, the balances include phantom units that are issued under the Service Recognition Program. All non-employee directors are credited with phantom units for each year of service on the Board. These phantom units do not have voting rights, accrue dividends and will be settled in shares of Entergy common stock following the non-employee director’s separation from the Board. See “2019 Director Compensation – 2019 Non-Employee Director Compensation Table” for the amount of phantom units held by each non-employee director as of December 31, 2019.

(3)
Mr. Donald and Mr. Frederickson have deferred receipt of some of their quarterly stock grants. The deferred shares will be settled in cash in an amount equal to the market value of our common stock at the end of the deferral period.

72 •	2020 Proxy Statement

ENTERGY SHARE OWNERSHIP
Beneficial Owners of More Than Five Percent of Entergy Common Stock
Based on filings made under Sections 13(d) and 13(g) of the Exchange Act, as of March 27, 2020, the only persons known by us to be beneficial owners of more than 5% of Entergy’s common stock were as follows:
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	17,391,001(1)	8.7%

State Street Corporation State Street Financial Center One Lincoln Street Boston, MA 02111	11,419,107(2)	5.74%

The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355	24,607,158(3)	12.35%

Institutional Shareholder	Schedule 13G/13GA Filing Date	Sole Voting Power	Shared Voting Power	Sole Power To Dispose or To Direct the Disposition	Shared Power To Dispose or To Direct The Disposition
BlackRock, Inc.(1)	2/5/2020	15,566,949	0	17,391,001	0
State Street Corporation(2)	2/14/2020	0	958,876	0	11,374,316
The Vanguard Group(3)	2/11/2020	348,658	105,307	24,225,570	381,588

OTHER IMPORTANT INFORMATION
Shareholder Proposals for Our 2021 Annual Meeting
For a shareholder proposal of business to be considered for inclusion in the proxy statement for our 2021 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received by the Company at its principal executive offices no later than November 27, 2020. Shareholders who wish to propose business to be presented at the 2021 Annual Meeting, but not include such proposal in our proxy statement must deliver notice to the Company at its principal executive offices not later than February 7, 2021 and not earlier than January 8, 2021 and such notice must otherwise comply with our Bylaws.
Shareholders who intend to submit director nominees for inclusion in our proxy statement for the 2020 Annual Meeting must comply with the requirements of proxy access as set forth in our Bylaws. The shareholder or group of shareholders who wish to submit director nominees pursuant to proxy access must deliver the required materials to the Company not later than November 27, 2020 and not earlier than October 28, 2020. Shareholders who wish to propose director nominees at the 2021 Annual Meeting, but not include such nominees in our proxy statement must deliver notice to the Company at its principal executive offices not later than February 7, 2021 and not earlier than January 8, 2021 and such notice must otherwise comply with our Bylaws.
2020 Proxy Statement	• 73

OTHER IMPORTANT INFORMATION
Director Nominee Recommendations
Shareholders wishing to recommend a candidate to the Corporate Governance Committee should do so by submitting the recommendation in writing to our Secretary at 639 Loyola Avenue, P.O. Box 61000, New Orleans, LA 70161, and it will be forwarded to the Corporate Governance Committee members for their consideration. Any recommendation should include:
•	the number of shares of Company stock held by the shareholder;
•	the name and address of the candidate;
•
a brief biographical description of the candidate, including his or her occupation for at least the last five years, and a statement of the qualifications of the candidate, taking into account the qualification requirements discussed in “Board of Directors – Identifying Director Candidates;” and

•	the candidate’s signed consent to be named in the proxy statement and a representation of such candidates’ intent to serve as a director for the entire term if elected.
Once the Corporate Governance Committee receives the recommendation, it may request additional information from the candidate about the candidate’s independence, qualifications and other information that would assist the Corporate Governance Committee in evaluating the candidate, as well as certain information that must be disclosed about the candidate in our proxy statement, if nominated. The Corporate Governance Committee will apply the same standards in considering director candidates recommended by shareholders as it applies to other candidates.
How To Obtain Our Annual Report on Form 10-K
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the SEC, will be sent to any shareholder without charge upon written request addressed to:
Entergy Corporation
Investor Relations
P. O. Box 61000
New Orleans, Louisiana 70161
You may also obtain our Annual Report on Form 10-K over the Internet at the SEC’s web site, www.sec.gov.
By order of the Board of Directors,

Leo P. Denault
Chairman of the Board and Chief Executive Officer
Dated: March 27, 2020
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FREQUENTLY ASKED QUESTIONS REGARDING MEETING ATTENDANCE AND VOTING
Why did I receive these proxy materials?
We are providing these proxy materials to you in connection with the solicitation of proxies by Entergy’s Board of Directors for our 2020 Annual Meeting and for any adjournment or postponement of the meeting. This Notice of Annual Meeting and Proxy Statement and a proxy or voting instruction card are being mailed or made available to shareholders starting on or about March 27, 2020. The Annual Meeting will take place on May 8, 2020 beginning at 10:00 a.m., Central Time, at The Hyatt Regency Hotel, New Orleans, Louisiana 70113.
As part of our precautions regarding the novel coronavirus or COVID-19 outbreak, we are planning for the possibility that the annual meeting may be held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be available at https://www.entergy.com/investor_relations/annual_
publications.aspx.
Who can vote at the Annual Meeting?
Holders of our common stock at the close of business on March 9, 2020, the record date for the meeting, can vote their shares at the Annual Meeting. On that date, we had 200,815,606 common shares outstanding and entitled to vote. Each common share is entitled to one vote on each matter properly brought before the meeting.
Do I need a ticket to attend the Annual Meeting?
No. If you are a shareholder of record, you need only present a form of personal identification to be admitted to the meeting. If your hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from your bank or broker are examples of proof of ownership. If you want to vote your shares held in street name in person you must get a legal proxy in your name from the broker, bank or other nominees that holds your shares, and submit it with your vote. Telephone and Internet voting also will be offered to shareholders owning shares through certain banks and brokers. If your shares are held in an Entergy Savings Plan, you must present your employee identification badge. Anyone seeking admittance to the Annual Meeting who cannot prove ownership or representation as of the close of business on the Record Date may not be admitted. We will not permit the use of cameras (including cell phones with photographic or video capabilities) and other recording devices in the meeting room.
No large bags, briefcases or packages will be permitted in the Annual Meeting.
Why did the Company mail a Notice of Internet Availability of Proxy Materials instead of printed copies of the materials?
Making the proxy materials available to shareholders via the Internet saves us the cost of printing and mailing documents and will reduce the impact of the Annual Meeting on the environment. If you received only a Notice of Internet Availability, you will not receive a printed copy of the proxy materials unless you request it. The Notice includes instructions on how to:
•	access and review the proxy materials;
•	submit your proxy via the Internet or by telephone; and
•	request a printed copy of proxy materials by mail.
Why did some shareholders receive printed or email copies of the proxy materials?
We are distributing printed copies of the proxy materials to shareholders who have previously requested printed copies and participants in Entergy’s Savings Plans. We are providing shareholders who have previously requested electronic delivery of proxy materials with an email containing a link to the website where the materials are available via the Internet.
How can I vote?
Your vote is important. We encourage you to vote promptly. Internet, mobile device and telephone voting is available through 11:59 p.m. Eastern Time on Wednesday, May 6, 2020 for shares held in the Entergy Savings Plans and through 11:59 p.m. Eastern Time on Thursday, May 7, 2020 for all other shares. You may vote in one of the following ways:
Telephone. If you are located in the United States or Canada, you can vote your shares by calling 1-800-690-6903 and following the instructions on the proxy card. You may vote by telephone 24 hours a day. You will be able to confirm that the system has properly recorded your votes. If you vote by telephone, you do not need to return your proxy card.
Internet. You can also vote your shares over the Internet at www.proxyvote.com. If you hold your shares in street name, please follow the Internet voting instructions that accompany your proxy materials. You
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FREQUENTLY ASKED QUESTIONS REGARDING MEETING ATTENDANCE AND VOTING
may vote on the Internet 24 hours a day. As with telephone voting, you will be able to confirm that the system has properly recorded your votes. If you vote on the Internet, you do not need to return your proxy card or your voting instruction form.
For telephone and Internet voting, you will need the 16-digit control number included on your notice or proxy card or in the voting instruction form that accompanied your proxy materials.
Mobile Device. You can also vote your shares by scanning the QR code on your proxy card, notice of internet availability of proxy materials, or voting instruction form.
Mail. If you received your proxy materials by mail, you can vote by marking, dating, and signing your proxy card and returning it by mail in the enclosed postage-paid envelope. If you hold your shares in street name, please complete and mail the voting instruction form as indicated on such form.
In Person. If you are a shareholder of record and attend the Annual Meeting in person, you may use a ballot provided at the meeting to vote. If you hold your shares in street name, you must obtain a proxy, executed in your favor, from the holder of record if you wish to vote these shares at the Annual Meeting.
All shares that have been properly voted and not revoked will be voted at the Annual Meeting. If you sign and return your proxy card without any voting instructions, your shares will be voted as the Board of Directors recommends.
What if I change my mind after I vote my shares?
If you are a shareholder of record, you can revoke your proxy before it is exercised by:
•	written notice to the Secretary of the Company;
•	timely delivery of a valid, later-dated proxy or a later-dated vote by telephone, mobile device or on the Internet; or
•	voting by ballot at the Annual Meeting.
If you hold your shares in street name, you may submit new voting instructions by contacting your bank, broker or other holder of record. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question.
How do I vote shares held under Entergy’s Savings Plans?
If you participate in one of the Company’s Savings Plans, your proxy card includes the number of shares credited to your account under that plan as of the record date. To allow sufficient time for the trustee to vote, the trustee must receive your voting instructions by 11:59 p.m. Eastern Time, on Wednesday, May 6, 2020. If the trustee does not receive your instructions by that date, the trustee will vote your shares in the same proportion of votes that the trustee receives from the other participants who did vote, except as may be otherwise required by law.
What is a quorum for the Annual Meeting?
We will have a quorum and will be able to conduct the business of the Annual Meeting if the holders of a majority of the shares entitled to vote are present at the meeting, either in person or by proxy. Abstentions and “broker non-votes” are counted as present for purposes of determining a quorum.
What are the voting requirements to elect directors and to approve each of the proposals discussed in this Proxy Statement?
•
Election of Directors. In the election of directors, each director will be elected by the vote of the majority of votes cast with respect to that director nominee. A majority of votes cast means that the number of votes cast “For” a nominee’s election must exceed the number of votes cast “Against” such nominee’s election. A director who fails to receive a majority “For” vote will be required to tender his or her resignation to the Board of Directors for consideration. For additional information, see “Corporate Governance – Key Corporate Governance Features – Shareholder Rights – Majority Voting In Director Elections.”

•
All Other proposals. To approve each of the other proposals discussed in this Proxy Statement, we must receive the affirmative vote of a majority of the shares entitled to vote on the matter and present in person at the Annual Meeting or represented by proxy.

A vote to “Abstain” will, pursuant to the Company’s Bylaws, not have any effect with respect to the election of directors; it will, however, have the effect of a vote “Against” the other proposals.
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FREQUENTLY ASKED QUESTIONS REGARDING MEETING ATTENDANCE AND VOTING
Will any other business be conducted at the meeting?
As of the date of this Proxy Statement, we do not know of any other matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting for consideration, the Proxy Committee appointed by the Board of Directors (the persons named in your proxy card) will have the discretion to vote on those matters for you.
Can I access the proxy materials and the 2019 Annual Report on the Internet?
This Notice of Annual Meeting and Proxy Statement and the 2019 Annual Report are available on our website at http://www.entergy.com/investor_relations/annual_
publications.aspx. Instead of receiving future proxy statements and accompanying materials by mail, most shareholders can elect to receive an e-mail that will provide electronic links to them. Opting to receive your proxy materials online will conserve natural resources and will save us the cost of producing documents and mailing them to you, and will also give you an electronic link to the proxy voting site.
Shareholders of Record: If you vote on the Internet at www.proxyvote.com, simply follow the prompts to enroll in the electronic proxy delivery service. You also may enroll in the electronic proxy delivery service at any time in the future by going directly to www.investordelivery.com and following the enrollment instructions.
Beneficial Owners: You also may be able to receive copies of these documents electronically. Please check the information provided in the proxy materials sent to you by your broker, bank or other holder of record regarding the availability of this service.
What is the difference between owning shares as a shareholder of record and as a beneficial owner?
You may own common shares in one or more of the following ways:
•	directly in your name as the shareholder of record;
•	indirectly through a broker, bank or other holder of record in “street name;” or
•	indirectly in one of the Company’s Savings Plans.
If your shares are registered directly in your name, you are the holder of record of these shares and you have the right to give your proxy directly to us, to give your voting instructions by telephone or by the Internet, or to vote in person at the Annual Meeting. If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you and will also provide instructions on how to vote. As a holder in street name, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. If your shares are held in one of the Savings Plans, see “How do I vote shares held under Entergy’s Savings Plans?”
Is my vote confidential?
We maintain the confidentiality of the votes of individual shareholders. We do not disclose these votes to any member of management, unless we must disclose them for legal reasons. However, if a shareholder writes a comment on the proxy card, we will forward the comment to management. In reviewing the comment, management may learn how the shareholder voted. In addition, the Inspector of Election and selected employees of our independent tabulating agent may have access to individual votes in the normal course of counting and verifying the vote.
Is there a list of shareholders entitled to vote at the Annual Meeting?
The names of shareholders of record entitled to vote at the Annual Meeting will be available at the meeting and for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 8:45 a.m. and 4:30 p.m., at our principal executive offices at 639 Loyola Avenue, New Orleans, Louisiana, by contacting the Corporate Secretary of the Company.
What is a broker non-vote?
If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum, but will not be able to vote on those matters for which specific authorization is required under the rules of the NYSE.
If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under NYSE rules to vote your shares on the ratification of the appointment of Deloitte & Touche as our independent registered public accountants, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority
2020 Proxy Statement	• 77

FREQUENTLY ASKED QUESTIONS REGARDING MEETING ATTENDANCE AND VOTING
to vote on any of the other proposals to be presented at the Annual Meeting without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.
Who counts the votes?
We have engaged Broadridge Financial Solutions, Inc., as our independent agent, to receive and tabulate votes at the Annual Meeting. Broadridge will separately tabulate “For” and “Against” votes and abstentions and broker non-votes. Broadridge has also been retained to be our election inspector to certify the results, determine the existence of a quorum and the validity of proxies and ballots, and perform any other acts required under the Delaware General Corporation Law.
Who will pay for the cost of the proxy solicitation?
We will pay the expenses of soliciting proxies. We have hired Morrow Sodali LLC, 470 West Avenue, Stamford, Connecticut 06902 to help us distribute and solicit proxies. We will pay Morrow Sodali LLC $16,000, plus expenses, for these services. Our directors, officers or employees may solicit proxies for us in person, or by telephone, facsimile or electronic transmission, but will not receive any additional compensation in connection with any such solicitation.
78 •	2020 Proxy Statement

APPENDIX A
Reconciliation of GAAP and Non-GAAP Financial Measures
Entergy reports its financial results in accordance with generally accepted accounting principles (GAAP). However, we believe that certain non-GAAP financial measures calculated on an adjusted basis provide useful information to investors in evaluating the ongoing results of Entergy’s business and assist investors in comparing Entergy’s operating performance to the operating performance of other companies in the Utility sector. Entergy uses the non-GAAP measure of Entergy Adjusted Earnings and Entergy Adjusted Earnings Per Share (ETR Adjusted EPS), which excludes the effect of certain “adjustments,” including the removal of the Entergy Wholesale Commodities (EWC) segment in light of the Company’s decision to exit the merchant power business. Adjustments are unusual or non-recurring items or events or other items or events that management believes do not reflect the ongoing business of Entergy, such as the results of the EWC segment, significant tax items, and other items such as certain costs, expenses, or other specified items. Entergy believes that these financial metrics provide useful information to investors in evaluating the ongoing results of Entergy’s businesses and assist investors in comparing Entergy’s financial performance to the financial performance of other companies in the Utility sector. These non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our Company’s reported results prepared in accordance with GAAP.
The earnings measure, ETR Tax Adjusted Earnings Per Share (ETR Tax Adjusted EPS), is based on the externally reported ETR Adjusted EPS, which is then adjusted to add back the effect of significant tax items, and to eliminate the effect of major storms, the resolution of certain unresolved regulatory litigation matters, changes in federal income tax law and unrealized gains or losses on equity securities (the Pre-Determined Exclusions). The cash flow measure, ETR Adjusted Operating Cash Flow (ETR Adjusted OCF), is calculated based on the Company’s as-reported (GAAP) operating cash flow, adjusted to eliminate the effect of any adjustments and any Pre-Determined Exclusions.
Below is a reconciliation of GAAP and non-GAAP financial measures used in this Proxy Statement.
GAAP to Non-GAAP Reconciliation – 2019 ETR Adjusted and ETR Tax Adjusted Results
	Earnings	EPS
2019	($ in millions)	(after-tax, $ per share)
Net income (loss) attributable to ETR Corp.	1,241	6.30
Less adjustments:
Utility: Reversal of income tax valuation allowance	41	0.21
Parent & Other: Income tax item related to a valuation allowance for interest deductibility	(11)	(0.05)
EWC	147	0.74
ETR Adjusted Earnings	1,064	5.40
Add:
Tax adjustments related to tax strategy (Utility, EWC, Parent & Other)		1.13
ETR Tax Adjusted EPS		6.53
GAAP to Non-GAAP Reconciliation – 2019 ETR Adjusted OCF
OCF
2019	($ in billions)
ETR Operating Cash Flow	2.817
Less adjustment:
EWC items associated with decisions to sell or close EWC nuclear plants	(0.149)
ETR Adjusted OCF	2.966
2020 Proxy Statement	• A-1

APPENDIX A
GAAP to Non-GAAP Reconciliation – 2018 ETR Adjusted Earnings
	Earnings	EPS
2018	($ in millions)	(after tax, per share in $)
Net income (loss) attributable to ETR Corp.	849	4.63
Less adjustments:
Utility
Customer sharing associated with internal restructuring	(30)	(0.16)
Income tax benefit from 2012 / 2013 IRS settlement	43	0.23
Income tax benefit from internal restructuring	170	0.93
Tax reform	38	0.21
EWC	(343)	(1.87)
ETR Adjusted Earnings	970	5.29
Calculations may differ due to rounding
A-2 •	2020 Proxy Statement

AWARDS AND RECOGNITION

2019 DOW JONES SUSTAINABILITY INDEX, only electric utility to earn the honor for 18 years in a row.

2019 TOP UTILITIES IN ECONOMIC DEVELOPMENT for the 12th straight year.

2019 EMERGENCY ASSISTANCE AWARD for the 21st consecutive year.

2019 THE CIVIC 50 for the 4th consecutive year, a Points of Light initiative honoring the 50 most community-minded companies in the U.S.

2018 CORPORATE CITIZENSHIP AWARDS FINALIST by the U.S. Chamber of Commerce Foundation.

2018 BEST COMPANIES FOR DIVERSITY for the 5th consecutive year by Black Enterprise Magazine.

2019 AMERICA'S TOP CORPORATIONS FOR WOMENS BUSINESS ENTERPRISES for a 4th consecutive year by the Women's Business Enterprise National Council.

2019 BEST PLACE TO WORK FOR DISABILITY INCLUSION by the Disability Equality Index.

2018 HIRE VETS MEDALLION DEMONSTRATION PLATINUM AWARD from the U.S. Department of Labor.

2019 TOP WORKPLACES IN NEW ORLEANS again recognized by the Times-Picayune as one of the best places to work in the greater New Orleans

A 2019 TREE LINE USA UTILITY for the 14th consecutive year by the Arbor Day Foundation.

For more information and a complete list of external recognitions, see our Integrated Report at **integratedreport.entergy.com**

Entergy® | WE POWER LIFE®

ENTERGY CORPORATION
639 LOYOLA AVENUE
NEW ORLEANS, LA 70113

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E96544-P35017-Z76487 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ENTERGY CORPORATION

The Board of Directors recommends that you vote FOR all of the nominees:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. J. R. Burbank	☐	☐	☐
1b. P. J. Condon	☐	☐	☐
1c. L. P. Denault	☐	☐	☐
1d. K. H. Donald	☐	☐	☐
1e. P. L. Frederickson	☐	☐	☐
1f. A. M. Herman	☐	☐	☐
1g. M. E. Hyland	☐	☐	☐
1h. S. L. Levenick	☐	☐	☐
1i. B. L. Lincoln	☐	☐	☐
1j. K. A. Puckett	☐	☐	☐

The Board recommends that you vote FOR the following proposal:	**For**	**Against**	**Abstain**
2. Ratification of the Appointment of Deloitte & Touche LLP as Independent Registered Public Accountants for 2020.	☐	☐	☐

The Board recommends that you vote FOR the following proposal:	**For**	**Against**	**Abstain**
3. Advisory Vote to Approve Named Executive Officer Compensation.	☐	☐	☐

Note: In their discretion, the proxy holders are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Our 2019 Annual Report to Shareholders and Notice and Proxy Statement are available at www.proxyvote.com.

E96545-P35017-Z76487

ENTERGY CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2020 ANNUAL MEETING OF SHAREHOLDERS
MAY 8, 2020

The undersigned hereby appoints Leo P. Denault, Stuart L. Levenick and Blanche L. Lincoln jointly and severally, as attorneys and proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote on behalf of the undersigned all of the shares of Common Stock of Entergy Corporation that the undersigned is entitled in any capacity to vote if personally present at the 2020 Annual Meeting of Shareholders to be held on May 8, 2020, and at any adjournments or postponements thereof, in accordance with the instructions set forth on the reverse and with the same effect as though the undersigned were present in person and voting their shares. The proxies are authorized in their discretion to vote for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side